EXHIBIT 99.2





                      CRYSTALLEX INTERNATIONAL CORPORATION



                                       AND



                            CIBC MELLON TRUST COMPANY



 ===============================================================================


                                 NOTE INDENTURE

                             4.0% CONVERTIBLE NOTES


 ===============================================================================






                         DATED AS OF SEPTEMBER 25, 2002

                              MCCARTHY TETRAULT LLP
                                     TORONTO

                                TABLE OF CONTENTS


ARTICLE 1 INTERPRETATION...................................................2

   1.1       Definitions...................................................2
   1.2       Meaning of "outstanding" for Certain Purposes.................4
   1.3       Interpretation not Affected by Heading, etc...................5
   1.4       Statute References............................................5
   1.5       Currency......................................................5
   1.6       Day Not a Business Day........................................5
   1.7       Invalidity of Provisions......................................6
   1.8       Governing Law.................................................6
   1.9       Conflicts.....................................................6
   1.10      Per Annum Calculations........................................6

ARTICLE 2 THE NOTES........................................................6

   2.1       Limitation on Issue and Designation...........................6
   2.2       Terms of Notes................................................6
   2.3       Form of Notes.................................................7
   2.4       Issue of Notes................................................7
   2.5       Execution of Notes............................................8
   2.6       Certification.................................................8
   2.7       Concerning Interest...........................................8
   2.8       Notes to Rank Equally.........................................9
   2.9       Registration and Transfer of Notes............................9
   2.10      Payment of Principal and Interest in Respect of Notes........10
   2.11      Ownership of Notes...........................................11
   2.12      Exchange of Notes............................................12
   2.13      Replacement of Notes.........................................12

ARTICLE 3 REDEMPTION OF NOTES.............................................13

   3.1       Redemption of Notes..........................................13
   3.2       Partial Redemption of Notes..................................13
   3.3       Notice of Redemption.........................................14
   3.4       Notes Due on Redemption Dates................................14
   3.5       Deposit of Redemption Monies.................................14
   3.6       Failure to Surrender Notes Called for Redemption.............15
   3.7       Surrender of Notes for Cancellation..........................15
   3.8       Cancellation of Notes........................................15

ARTICLE 4 CONVERSION......................................................16

   4.1       Conversion Privilege.........................................16
   4.2       Manner of Exercise of Right to Convert.......................16
   4.3       Adjustment of Conversion Price...............................18


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                                     - ii -


   4.4       Other Adjustment of Conversion Price.........................18
   4.5       No Requirement to Issue Fractional Shares....................19
   4.6       Corporation to Reserve Shares; Limitations on Conversion.....19
   4.7       Corporation to Qualify Shares................................21
   4.8       Taxes and Charges on Conversion..............................21
   4.9       Cancellation of Converted Notes..............................21
   4.10      Certificate as to Adjustment.................................21
   4.11      Notice of Special Matters....................................21
   4.12      Notice of Expiry of Conversion Right.........................22
   4.13      Revival of Right to Convert..................................22
   4.14      Protection of Trustee........................................22

ARTICLE 5 COVENANTS OF THE CORPORATION....................................22

   5.1       General Covenants............................................22
   5.2       Not to Extend Time for Payment of Interest or Principal......23
   5.3       To Provide Annual Certificate of Compliance..................24
   5.4       Continued Listing............................................24
   5.5       To Pay Trustee's Remuneration................................24
   5.6       Trustee May Perform Covenants................................25
   5.7       Request for Trust Indenture..................................25
   5.8       Covenant to Notify Trustee of Change of Name.................25
   5.9       Covenant to Provide Information..............................25

ARTICLE 6 DEFAULT AND ENFORCEMENT.........................................27

   6.1       Events of Default............................................27
   6.2       Notice of Events of Default..................................30
   6.3       Acceleration on Default......................................31
   6.4       Waiver of Default............................................31
   6.5       Enforcement by the Trustee...................................31
   6.6       Noteholders May Not Sue......................................32
   6.7       Application of Moneys........................................33
   6.8       Distribution of Moneys.......................................34
   6.9       Persons Dealing with Trustee.................................34
   6.10      Trustee Appointed Attorney...................................35
   6.11      Remedies Cumulative..........................................35
   6.12      Immunity of Shareholders, Directors and Others...............35
   6.13      Judgment Against the Corporation.............................35

ARTICLE 7 SATISFACTION AND DISCHARGE......................................35

   7.1       Cancellation.................................................35
   7.2       Non-Presentation of Notes....................................35
   7.3       Repayment of Unclaimed Moneys................................36
   7.4       Discharge....................................................36


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                                     - iii -


ARTICLE 8 SUCCESSOR CORPORATIONS..........................................37

   8.1       Certain Requirements in Respect of Merger, etc...............37
   8.2       Vesting of Powers in Successor...............................38

ARTICLE 9 MEETINGS OF NOTEHOLDERS.........................................38

   9.1       Right to Convene Meetings....................................38
   9.2       Notice of Meetings...........................................38
   9.3       Chairman.....................................................38
   9.4       Quorum.......................................................38
   9.5       Power to Adjourn.............................................39
   9.6       Show of Hands................................................39
   9.7       Poll.........................................................39
   9.8       Voting.......................................................39
   9.9       Regulations..................................................40
   9.10      Corporation and Trustee May Be Represented...................40
   9.11      Powers Exercisable by Extraordinary Resolution...............40
   9.12      Meaning of "Extraordinary Resolution"........................42
   9.13      Powers Cumulative............................................43
   9.14      Minutes......................................................43
   9.15      Signed Instruments...........................................43
   9.16      Binding Effect of Resolutions................................43
   9.17      Evidence of Rights of Noteholders............................44

ARTICLE 10 NOTICES........................................................44

   10.1      Notice to the Corporation....................................44
   10.2      Notice to Noteholders........................................44
   10.3      Notice to the Trustee........................................45
   10.4      Mail Service Interruption....................................45

ARTICLE 11 CONCERNING THE TRUSTEE.........................................45

   11.1      Trust Indenture Legislation..................................45
   11.2      No Conflict of Interest......................................46
   11.3      Rights and Duties of Trustee.................................46
   11.4      Evidence Experts and Advisers................................46
   11.5      Trustee May Deal in Notes....................................47
   11.6      Trustee Not required to Give Security........................47
   11.7      Protection of Trustee........................................47
   11.8      Investment of Trust Moneys...................................48
   11.9      Action by Trustee to Protect Interests.......................49
   11.10     Replacement of Trustee.......................................49
   11.11     Acceptance of Trusts.........................................49

ARTICLE 12 SUPPLEMENTAL INDENTURES........................................50


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                                     - iv -


   12.1      Supplemental Indentures......................................50

ARTICLE 13 STOCK EXCHANGE APPROVAL........................................51

   13.1      Stock Exchange Approval......................................51

ARTICLE 14 JURISDICTION, SERVICES AND JUDGMENT CURRENCY...................51

   14.1      Consent to Jurisdiction and Service of Process...............51
   14.2      Conversion of Currency.......................................52

ARTICLE 15 EXECUTION......................................................52

   15.1      Counterparts and Formal Date.................................52

THIS NOTE INDENTURE made as of the 25th day of September, 2002

B E T W E E N:

         CRYSTALLEX INTERNATIONAL CORPORATION, a corporation incorporated under the laws of Canada and having its registered office in the City of Vancouver in the Province of British Columbia

         (hereinafter called the "Corporation")

                                                               OF THE FIRST PART

                                    - and -

         CIBC MELLON TRUST COMPANY, a trust company incorporated under the laws of Canada and having offices in the City of Vancouver in the Province of British Columbia

         (hereinafter called the "Trustee")

                                                              OF THE SECOND PART

         WHEREAS the Corporation considers it necessary for its corporate purposes to create and issue the Notes in the manner provided herein for the purposes of a line of credit financing; and

         WHEREAS the Corporation is duly authorized to create and issue the Notes to be issued as provided herein; and

         WHEREAS all necessary resolutions of the directors of the Corporation have been duly passed and confirmed and other proceedings taken to make the Notes, when certified by the Trustee and issued as provided in this Trust Indenture, valid, binding and legal obligations of the Corporation with the benefits and subject to the terms of this Trust Indenture and to make this Trust Indenture a valid and binding indenture in accordance with its terms; and

         WHEREAS the foregoing recitals are made as representations and statements of fact by the Corporation and not by the Trustee;

         NOW THEREFORE THIS INDENTURE WITNESSES and it is hereby covenanted, agreed and declared as follows:


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                                      - 2 -


                                   ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS
         -----------

In this Trust Indenture, unless there is something in the subject matter or context inconsistent therewith:

"AMEX" means the American Stock Exchange, Inc.;

"BLOOMBERG" means the information provider network operated by Bloomberg L.P. or any substitute therefor;

"BUSINESS DAY" means any day, other than Saturday, Sunday or any statutory or civic holiday in the City of Toronto, in the City of Vancouver or in the State of New York;

"CERTIFICATE OF THE CORPORATION" means a certificate signed in the name of the Corporation by the President and Chief Executive Officer, the Chief Financial Officer and Secretary or any Vice President of the Corporation, and may consist of one or more instruments so executed;

"COMMON SHARES" means the common shares in the capital of the Corporation, as such shares exist at the close of business on the date of execution and delivery of this Indenture; provided that, in the event of any adjustments, having been made in accordance with section 4.3, "Common Shares" shall thereafter mean the shares resulting from such adjustment;

"CONVERSION PRICE" means the dollar amount for which each Common Share may be issued from time to time upon the conversion of Notes in accordance with Article 4;

"CORPORATION" means the party of the first part and every successor corporation to or of the party of the first part which shall have complied with the provisions of Article 8;

"COUNSEL" means a barrister or solicitor or firm of barristers and solicitors retained by the Trustee, who may be counsel to the Corporation, or retained by the Corporation and acceptable to the Trustee;

"CURRENT MARKET PRICE" at any date means the average of the three lowest volume weighted average sales prices per share for the Common Shares for the ten consecutive trading days immediately preceding such date on the AMEX, each as reported on Bloomberg, or, if the Common Shares are not listed thereon, on another stock exchange on which the shares are listed which has the greatest volume of trades or, if the Common Shares are not listed on any stock exchange, then on the over-the-counter market on which it trades which has the greatest volume of trading; and for the purpose of this definition, the volume weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold during such period of five consecutive trading days on such exchanges or market, as the case may be, by the total number of Common Shares so sold during such period;

"DATE OF CONVERSION" has the meaning attributed to such term in subsection
4.2(3);


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                                      - 3 -


"DIRECTOR" means a director of the Corporation for the time being and "DIRECTORS" means the board of directors of the Corporation or, whenever duly empowered, a committee of the board of directors of the Corporation, and reference to action by the Directors means action by the board of directors or action by such a committee of the board of directors as a committee;

"EFFECTIVE DATE" means the date hereof;

"EVENT OF DEFAULT" has the meaning attributed to such term in section 6.1;

"EXTRAORDINARY RESOLUTION" has the meaning attributed to such term in sections
9.12 and 9.15;

"GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means the generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants, or any successor institute, as at the date on which such calculation is made or required to be made in accordance with generally accepted accounting principles and, where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Indenture, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis;

"INDENTURE LEGISLATION" has the meaning attributed to such term in section 11.1;

"ISSUE DATE" means the dates upon which Notes are issued hereunder;

"MATURITY DATE" means September 25, 2005;

"NOTEHOLDER" or "HOLDERS" means the Persons for the time being entered in the registers hereinafter mentioned as holders of Notes;

"NOTEHOLDERS' REQUEST" means an instrument signed in one or more counterparts by the Holders of not less than 25% in principal amount of the outstanding Notes requesting the Trustee to take the action or proceeding specified therein;

"NOTES" means the 4.0% Convertible Notes due September 25, 2005;

"PERSON" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, government or governmental authority or entity, however designated or constituted;

"REDEMPTION PRICE" has the meaning attributed to such term in section 3.1;

"REGISTRATION STATEMENT" means the resale registration statement to be filed by the Corporation with the SEC registering in the United States of America the resale of the Common Shares underlying the Notes and the Common Shares issuable upon exercise of the common share purchase warrants under the Warrant Indenture;


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                                      - 4 -


"SEC" means the Securities and Exchange Commission of the United States;

"SERIES" or "SERIES OF NOTES" means all of the Notes issued on a particular Issue Date, upon which interest is payable hereunder on the same days and which shall mature on the same Maturity Date;

"SUBSIDIARY" has the meaning attributed to such term in the Canada Business Corporations Act;

"SUCCESSOR CORPORATION" has the meaning attributed to such term in subsection 8.1(a);

"THIS INDENTURE", "THIS TRUST INDENTURE", "HERETO", "HEREBY", "HEREUNDER", "HEREOF", "HEREIN" and similar expressions refer to this indenture and not to any particular Article, section, subsection, paragraph, subsection, subdivision or other portion hereof, and include any and every supplemental indenture; and "supplemental indenture" and "indenture supplemental hereto" include any and every instrument supplemental or ancillary hereto or in implement hereof;

"TIME OF EXPIRY" has the meaning attributed to such term in section 4.1;

"TRUSTEE" means the party of the second part and its successors for the time being in the trusts hereby created;

"TSE" means The Toronto Stock Exchange;

"U.S. PERSON" means a U.S. Person as that term is defined in Regulation S of the U.S. Securities Act;

"U.S. SECURITIES ACT" means the United States Securities Act of 1933, as amended;

"WARRANT INDENTURE" means the agreement dated the date hereof between the Corporation and CIBC Mellon Trust Company under which common share purchase warrants are created and governed;

"WARRANTS" means the common share purchase warrants issuable and governed by the Warrant Indenture; and

"WRITTEN ORDER OF THE CORPORATION", "WRITTEN REQUEST OF THE CORPORATION" AND "WRITTEN DIRECTION OF THE CORPORATION" mean, respectively, an order, a request or a direction signed in the name by the Corporation by the President and Chief Executive Officer, Chief Financial Officer and Secretary or any Vice President of the Corporation, and may consist of one or more instruments so executed.

         Words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine gender and vice versa.

1.2      MEANING OF "OUTSTANDING" FOR CERTAIN PURPOSES
         ---------------------------------------------

         Every Note certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation, or a new Note shall be issued in substitution therefor under section 2.13, or moneys for the payment thereof shall be set aside under Article 7, provided that:

        (1) where a new Note has been issued in substitution for a Note which has been lost, stolen or destroyed, only one of such Notes shall be counted for the purpose of determining the aggregate principal amount of Notes outstanding;

        (2) Notes which have been partially redeemed, purchased or converted shall be deemed to be outstanding only to the extent of the unredeemed, unpurchased or unconverted part of the principal amount thereof;

        (3) for the purpose of any provision of this Indenture entitling Holders of outstanding Notes to vote, sign consents, requests or other instruments or take other action under this Indenture, Notes owned legally or equitably by the Corporation or any Subsidiary of the Corporation shall be disregarded, except that:

        (a) for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, request or other instrument or other action, only the Notes of which the Trustee has notice that they are so owned shall be so disregarded; and

        (b) Notes so owned which have been pledged in good faith other than to the Corporation or a Subsidiary of the Corporation shall not be so disregarded if the pledgee shall establish, to the satisfaction of the Trustee, the pledgee's right to vote such Notes in his discretion free from the control of the Corporation or the Subsidiary of the Corporation.

1.3      INTERPRETATION NOT AFFECTED BY HEADING, ETC.
         --------------------------------------------

         The division of this Indenture into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4      STATUTE REFERENCES
         ------------------

         Any reference in this Indenture to a statute shall be deemed to be a reference to such statute as amended, re-enacted or replaced from time to time.

1.5      CURRENCY
         --------

         Any reference in this Indenture to "Dollars", "dollars" or "$" shall be deemed to be a reference to lawful money of the United States of America.

1.6      DAY NOT A BUSINESS DAY
         ----------------------

         In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the first Business Day thereafter.

1.7      INVALIDITY OF PROVISIONS
         ------------------------

         Each of the provisions contained in this Indenture or the Notes is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

1.8      GOVERNING LAW
         -------------

         This Indenture and the Notes shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as Ontario contracts.

1.9      CONFLICTS
         ---------

         In the event of any conflict between the terms of this Indenture and the terms of any Note certificates issued hereunder, the terms of this Indenture shall prevail.

1.10     PER ANNUM CALCULATIONS
         ----------------------

         Unless otherwise stated, wherever reference is made in this Indenture to a rate of interest "per annum" or a similar expression is used, the interest shall be calculated using the nominal rate method, and not the effective rate method, of calculation and on the basis of a year of 360 days within 12 months of 30 days each. For purposes of disclosure under the Interest Act (Canada), whenever interest to be paid hereunder is to be calculated on the basis of a year of 360 days, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360.


                                    ARTICLE 2
                                    THE NOTES

2.1      LIMITATION ON ISSUE AND DESIGNATION
         -----------------------------------

         The aggregate principal amount of Notes which may be issued and certified hereunder shall be limited to $10,800,000 in lawful money of the United States of America and such Notes are hereby designated "4% Convertible Notes due September 25, 2005.

2.2      TERMS OF NOTES
         --------------

        (1) The Notes shall mature and become due and payable on the Maturity Date and shall bear interest (subject to section 2.7), at the rate of 4% per annum before maturity, default and judgment, and at the rate of 6.0% per annum after maturity, default or judgment, with interest on amounts in default at a rate of 6.0% per annum, accruing from the Issue Date, payable in arrears in equal quarterly instalments on the last day of March, June, September and December of each year, commencing on December 31, 2002.

        (2) The principal amount of the Notes due on maturity or redemption will be made payable in lawful money of the United States of America against surrender thereof by the respective Holders thereof at the principal office of the Trustee in Vancouver, British Columbia.

2.3      FORM OF NOTES
         -------------

        (1) The Notes shall be issued only as fully registered Notes in denominations of $1,000.00 and integral multiples thereof.

        (2) The Notes and the certificate of the Trustee endorsed thereon shall be in the English language and shall be substantially in the form set out in Schedule A to this Indenture with such appropriate additions, deletions, substitutions and variations and legends as the Trustee may approve and shall bear such distinguishing letters and numbers as the Trustee may approve, such approval of the Trustee to be conclusively evidenced by its certification of the Notes.

        (3) The Notes may be engraved, printed or lithographed, or partly in one form and partly in another, as the Corporation may determine.

        (4) The Note certificates will bear restrictive legends, so long as appropriate, substantially similar to the following:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THESE SECURITIES MAY NOT BE CONVERTED [BY OR ON BEHALF OF A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE
            ACT)] [INCLUDE ONLY FOR REGULATION S NOTEHOLDERS] UNLESS SUCH CONVERSION IS REGISTERED UNDER THE ACT OR IS MADE PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

2.4      ISSUE OF NOTES
         --------------

         Notes in the aggregate principal amount of $10,800,000 in lawful money of the United States of America may forthwith and from time to time be executed by the Corporation and delivered to the Trustee and shall be certified by the Trustee and delivered to or to the order of the Corporation pursuant to a Written Order of the Corporation, without the Trustee receiving any consideration therefor.

2.5      EXECUTION OF NOTES
         ------------------

         The Notes shall be signed (either manually or by facsimile signature) by (i) the President and Chief Executive Officer and (ii) any Vice-President or the Chief Financial Officer and Secretary of the Corporation. A facsimile signature upon any of the Notes shall for all purposes of this Indenture be deemed to be the signature of the individual whose signature it purports to be and to have been signed at the time such facsimile signature is reproduced. Notwithstanding that any individual whose signature (either manual or in facsimile) may appear on any Note is not at the date of this Indenture or at the date of such Note or at the date of the certifying and delivery thereof, the President and Chief Financial Officer, a Vice-President or the Chief Financial Officer and Secretary, as the case may be, of the Corporation, any Note signed as aforesaid shall be valid and binding upon the Corporation and entitled to the benefits of this Indenture.

2.6      CERTIFICATION
         -------------

        (1) No Note shall be issued or, if issued, shall be obligatory or shall entitle the Holder thereof to the benefits of this Indenture, until it has been certified by manual signature by or on behalf of the Trustee substantially in the form set out in Schedule A hereto or in some other form approved by the Trustee, whose approval shall be conclusively evidenced by the certification thereof. Such certificate on any Note shall be conclusive evidence that such
Note is duly issued and is a valid and binding obligation of the Corporation and is entitled to the benefits hereof.

        (2) The certificate of the Trustee signed on any Note shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Note (except the due certification thereof) or as to the performance by the Corporation of its obligations under this Indenture and the Trustee shall in no respect be liable or answerable for the use made of the Notes or any of them or the proceeds thereof.

2.7      CONCERNING INTEREST
         -------------------

        (1) Every Note, whether issued originally or in exchange for other Notes, shall bear interest from and including the Issue Date of or from and including the last interest payment date to which interest shall have been paid or made available for payment, whichever shall be later.

        (2) Interest on each Note shall cease to accrue from the day prior to the earliest of: (i) the Maturity Date; or (ii) if such Note is called for redemption, the date fixed for redemption; or (iii) if such Note is converted, the Date of Conversion, unless, in the case of (i) or (ii), as the case may be, upon due presentation and surrender thereof for payment on or after the Maturity Date or the date fixed for redemption, as the case may be, such payment is improperly withheld or refused.

        (3) Wherever in this Indenture or the Notes there is mention, in any context, of the payment of interest, such mention shall be deemed to include the payment of interest on amounts in default to the extent that, in such context, such interest is, was or would be payable pursuant to section 2.2, and express mention of interest on amounts in default in any of the provisions hereof shall not be construed as excluding such interest in those provisions hereof where such express mention is not made.

2.8      NOTES TO RANK EQUALLY
         ---------------------

         The Notes may be issued in such amounts, to such Persons, on such terms not inconsistent with the provisions of this Indenture as the Directors may determine. Each Note as soon as issued or negotiated shall, subject to the terms hereof, be equally and rateably entitled to the benefits hereof as if all the Notes had been issued and negotiated simultaneously.

2.9      REGISTRATION AND TRANSFER OF NOTES
         ----------------------------------

        (1) The Corporation shall cause to be kept by and at the principal office of the Trustee in the City of Vancouver a central register, and in such other place or places, by the Trustee or by such other registrar or registrars, if any, as the Corporation with the approval of the Trustee may designate, branch registers in which shall be entered the names and latest known addresses of the Holders of Notes and the other particulars, as prescribed by law, of the Notes held by them respectively and of all transfers of Notes. Such registration shall be noted on the Notes by the Trustee or other registrar. No transfer of a registered Note shall be effective as against the Corporation unless made on one of the appropriate registers by the Noteholder or the Noteholder's executors or administrators or other legal representatives or their attorney duly appointed by an instrument in form and execution satisfactory to the Trustee and upon due completion of the form of transfer attached to the Note certificate and compliance with such requirements as the Trustee or other registrar may prescribe, and unless such transfer shall have been duly noted on the Note by the Trustee or other registrar. For the purposes of this section 2.9, the Trustee shall be the registrar and transfer agent for the Notes until notified by the Corporation otherwise.

        (2) The registers referred to in this section 2.9 shall at all reasonable times during business hours on a Business Day be open for inspection by the Corporation, the Trustee and any Noteholder.

        (3) The Notes are not transferrable without the prior written consent of the Corporation. Subject to the foregoing, a Noteholder may at any time and from time to time have such Note transferred at any of the places at which a register is kept pursuant to the provisions of this section in accordance with such reasonable regulations as the Trustee may prescribe. A Noteholder may at any time and from time to time have the registration of such Note transferred from the register in which the registration thereof appears to another register maintained in another place authorized for that purpose under the provisions of this Indenture upon payment of a reasonable fee to be fixed by the Trustee.

        (4) Neither the Corporation nor the Trustee nor any registrar shall be required (i) to transfer or exchange any Notes during a period of ten Business Days immediately preceding any interest payment date; or (ii) to transfer or exchange any Notes on the date of any selection by the Trustee of any Notes to be redeemed or during the ten preceding Business Days or thereafter until after the mailing of any notice of redemption; or (iii) to transfer or exchange any Notes selected or called for redemption in whole or in part thereof.

        (5) None of the Trustee, any registrar for any of the Notes or the Corporation shall be charged with notice of or be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any Note and may transfer any Note on the direction of the Holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

        (6) Except in the case of the central register required to be kept at the City of Vancouver, the Corporation shall have power at any time to close any branch register and in that event it shall transfer the records thereof to another existing register or to a new register and thereafter such Notes shall be deemed to be registered on such existing or new register, as the case may be. In the event that the register in any place is closed and the records transferred to a register in another place, notice of such change shall be given to the Holders of the Notes registered in the register so closed and the particulars of such change shall be recorded in the central register required to be kept in the City of Vancouver.

        (7) Every registrar shall, when requested to do so by the Corporation or the Trustee, furnish the Corporation or the Trustee, as the case may be, with a list of the names and addresses of the Noteholders showing the principal amounts and serial numbers of Notes held by each such Holder.

2.10     PAYMENT OF PRINCIPAL AND INTEREST IN RESPECT OF NOTES
         -----------------------------------------------------

        (1) As the interest on Notes becomes due (except interest payable on the Maturity Date, conversion or on redemption which may be paid upon presentation of such Notes for payment), the Corporation, at least three days prior to each date on which interest on such Notes becomes due, shall forward or cause to be forwarded by first class mail, postage prepaid (or in the event of mail service interruption by such other means as the Trustee and the Corporation shall determine to be appropriate), to the Holder for the time being at the Holder's address appearing on the appropriate register hereinbefore mentioned a cheque for such interest (less any tax required by law to be deducted) payable to the order of such Holder and negotiable at par at each of the places at which interest upon such Notes is payable. The forwarding of such cheque shall satisfy and discharge the liability for the interest on such Notes to the extent of the sum represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque is not paid on presentation and such non-payment is at the fault of the Corporation or the Trustee. In the event of the non-receipt of such cheque by the Holder or the loss or destruction thereof, the Corporation, upon the Corporation and the Trustee being furnished with evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to them, shall issue or cause to be issued to such Holder a replacement cheque for the amount of such cheque not received.

        (2) Notwithstanding subsection 2.10(1) or anything else contained in this Indenture or the Notes to the contrary, the Corporation shall, if so directed by the Holder of a Note at least five Business Days prior to such payment, pay to such Holder the principal of, and interest on, such Note and all other money payable hereunder by wire or electronic transfer of funds, such transfer to the Holder to be sent no later than 11:00 a.m. (Toronto time) on such due date and no presentment of any Note shall be necessary in connection with such payments. The Corporation shall provide the Trustee with copies of all electronic fund transfers together with confirmation of principal of and interest represented by such electronic funds transfer and the Trustee shall have the right to confirm receipt of such transfers with the Noteholders from time to time.

        (3) Where Notes are registered in more than one name, the principal and interest from time to time payable in respect thereof shall be paid to the order of the Holder whose name appears first in the registers of the Corporation referred to in subsection 2.10(1) unless the Trustee has received written instructions from the Holders in whose names the Notes are registered to the contrary. The forwarding of such cheque in subsection 2.10(1) or delivery of such wire transfer in subsection 2.10(2) to such Holder therefor shall be a complete discharge to the Trustee, any registrar of Notes and the Corporation.

        (4) The Corporation will pay to any holder such additional amounts as may be necessary in order that every net payment of principal and interest on such Note, after deduction or withholding for or on account of any tax, assessment or other governmental charge imposed by Canada or any political subdivision or taxing authority thereof or therein, upon or as a result of such payment, will not be less than the amount provided for in such Note to be then due and payable, including such additional amounts so as to hold such holder harmless on an after-tax basis from such deductions or withholdings and any taxes, assessments or governmental charges payable by reason of the additional amounts payable pursuant to this sentence (all such additional amounts being hereinafter referred to as "Additional Amounts"); provided, however, that the foregoing shall not apply to any tax, assessment or other governmental charge which is required to be deducted or withheld by reason of such holder carrying on or being deemed to carry on a business in Canada or having, or being deemed to have, a place of business or permanent establishment in Canada (except to the extent that the purchase or holding (other than in Canada) of any of the Notes may at any time be deemed to constitute the carrying on of business or the maintenance of a permanent establishment in Canada). If the Corporation has made a payment in respect of Additional Amounts to or for the account of any holders pursuant to this paragraph (4) and such holder thereafter is entitled to the benefit of any tax credit, refund or deduction from income in calculating its income tax payable (a "Credit") in any jurisdiction as a result of the withholding by the Corporation which gave rise to the payment of such Additional Amount (and such tax credit, refund or reduction from income is clearly attributable to such payment), such holder shall use all reasonable commercial efforts to secure the benefit of such Credit and upon realizing the benefit of such Credit promptly pay to the Corporation an amount equal to the portion of such benefit that is clearly attributable to such Credit, provided that any subsequent loss of such Credit or any portion thereof shall be promptly reimbursed by the Corporation upon written request and further provided that the Corporation shall reimburse the holder for all reasonable expenses incurred in seeking to obtain the benefit of such Credit. References in this Indenture to payments of principal and interest on, the Notes shall be deemed also to refer to any Additional Amounts which may be payable hereunder.

        (5) Notwithstanding the foregoing, the Corporation may elect to satisfy its obligations under this Section 2.10 by issuing to the holder, at the times contemplated hereby, that number of Common Shares equal to the amount of interest required to be paid divided by the Current Market Price and forthwith delivering certificates therefor to the holder.

2.11     OWNERSHIP OF NOTES
         ------------------

        (1) The Person in whose name any Note shall be registered shall be deemed to be the owner thereof for all purposes of this Indenture and payment of or on account of the principal of, and interest on, such Note shall be made only to or upon the order in writing of the Holder thereof and such payment shall be a complete discharge to the Trustee, any registrar of Notes, the Corporation and any paying agent for the amounts so paid.

        (2) The Holder for the time being of any Note shall be entitled to the principal and interest evidenced by such Note, free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate Holder thereof (except any equities of which the Corporation is required to take notice by law or by order of a court of competent jurisdiction) and all Persons may act accordingly and a transferee of a Note shall, after the appropriate form of transfer is lodged with the Trustee or other registrar of Notes and upon compliance with all other conditions relating thereto required by this Indenture or by any conditions contained in such Note or by law, be entitled to be entered on the appropriate register or on any one of the appropriate registers as the owner of such Note free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous Holder thereof, save in respect of equities of which the Corporation is required to take notice by law or by order of a court of competent jurisdiction.

2.12     EXCHANGE OF NOTES
         -----------------

        (1) Notes of any denomination may be exchanged for Notes of any other authorized denomination or denominations, any such exchange to be for Notes of an equivalent aggregate principal amount, except as set out in paragraph (4) below, at the expense of the Company. Exchanges of Notes may be made at the principal offices of the Trustee in the City of Vancouver. Any Notes tendered for exchange shall be surrendered to the Trustee and shall be cancelled. The Corporation shall execute, and the Trustee shall certify, all Notes necessary to carry out such exchanges.

        (2) Notes issued in exchange for Notes which at the time of such issue have been selected or called for redemption at a later date shall be deemed to have been selected or called for redemption in the same manner and shall have noted thereon a statement to that effect.

        (3) Except as otherwise provided herein, upon any exchange of Notes of any denomination for Notes of any other authorized denominations and upon any transfer of Notes, the Trustee or other registrar of Notes may make a sufficient charge to reimburse it for any stamp tax, security transfer tax or other governmental charge required to be paid, and in addition a reasonable charge for its services for each Note exchanged or transferred, and payment of such charges shall be made by the party requesting such exchange or transfer as a condition precedent thereto.

        (4) Neither the Corporation, the Trustee nor any other registrar of Notes shall be required to exchange any Notes on the day of any selection by the Trustee of any Notes to be redeemed or during the ten preceding Business Days.

2.13     REPLACEMENT OF NOTES
         --------------------

         If any of the Notes shall become mutilated or be lost, stolen or destroyed and in the absence of notice that such Notes have been acquired by a good faith purchaser within the meaning of the Business Corporations Act (Ontario), the Corporation in its discretion may issue, and thereupon the Trustee shall certify and deliver, a new Note upon surrender and cancellation of the mutilated Note, or, in the case of a lost, stolen or destroyed Note, in lieu of and in substitution for the same, and the substituted Note shall be in a form approved by the Trustee and shall be entitled to the benefits of this Indenture equally with all other Notes issued or to be issued hereunder. In case of loss, theft or destruction, the applicant for a substituted Note shall furnish to the Corporation and to the Trustee such evidence of such loss, theft or destruction as shall be satisfactory to them in their discretion and shall also furnish an indemnity in amount and form satisfactory to them in their discretion. The applicant shall pay all expenses incidental to the issuance of any such new Note.

                                    ARTICLE 3
                               REDEMPTION OF NOTES

3.1      REDEMPTION OF NOTES
         -------------------

        (1) The Notes shall be redeemable prior to maturity, in whole at any time or in part from time to time after March 25, 2004, at the option of the Corporation (in the manner hereinafter provided and in accordance with and subject to the provisions hereinafter set forth) subject to subsection 3.1(3) at a price equal to the greater of (x) 120% of the principal amount of the Notes to be redeemed or (y) (i) the number of Common Shares into which the Notes are then convertible, times (ii) the average closing bid price on AMEX of the Common Shares for the five trading days immediately prior to the date upon which the notice of redemption is given, plus (iii) accrued and unpaid interest on the principal amount of the Notes to be redeemed up to but excluding the date fixed for redemption (the "Redemption Price").

        (2) At its option, a Holder of a Note may cause the Corporation to redeem the Note in whole or in part prior to maturity by delivery of a notice to the Corporation and the Trustee (in the manner hereinafter provided and in accordance with and subject to the provisions hereinafter set forth) upon the occurrence of any Event of Default set out in subsections 6.1(h), (i), (j), (k),
(l), (m), (o) or (p) at the Redemption Price provided that, in the case of an Event of Default set out in subsection 6.1(m), such Event of Default continues for not less than 10 days following written notice thereof to the Corporation.

        (3) The Redemption Price as required under subsections 3.1(1) and (2) shall be calculated by and provided to the Trustee and the Holders by or on behalf of the Corporation.

3.2      PARTIAL REDEMPTION OF NOTES
         ---------------------------

        (1) If less than all the Notes are to be redeemed, the Corporation shall in each such case, at least ten Business Days before the date upon which notice of redemption is to be given, notify the Trustee by Written Direction of the Corporation of its intention to redeem Notes and of the aggregate principal amount of Notes to be redeemed. The Notes to be redeemed shall be selected on a pro rata basis.

        (2) Notes in denominations in excess of $1,000.00 may be selected and called for redemption in part only (such part being $1,000.00 or an integral multiple thereof) and, unless the context otherwise requires, references to Notes in this Article 3 shall be deemed to include any such part of the principal amount of Notes which shall have been so selected and called for redemption. The Holder of any Note called for redemption in part only, upon surrender of such Note for payment, shall be entitled to receive, without expense to such Holder, a new Note for the unredeemed part of the Note so surrendered, and the Corporation shall execute and the Trustee shall certify and deliver, at the expense of the Corporation, such new Note upon receipt from the paying agent of the Note so surrendered.

3.3      NOTICE OF REDEMPTION
         --------------------

         Notice of intention to redeem any Notes shall be given by or on behalf of the Corporation to the Holders of the Notes in the case of redemption under subsections 3.1(1) and by or on behalf of the Holder of Notes to the Corporation in the case of redemption under subsection 3.1(2), indicating which are to be redeemed, on the date ten Business Days prior to the date fixed for redemption, in the manner provided in Article 10. The notice of redemption shall, unless all the Notes then outstanding are to be redeemed, specify the distinguishing letters and numbers of the Notes which are to be redeemed and, if a Note is to be redeemed in part only, shall specify that part of the principal amount thereof to be redeemed, and shall specify the redemption date (which shall be ten Business Days following the date of the notice), and shall state that all interest on the Notes called for redemption shall cease from and after such redemption date. In the case of redemption by the Corporation, the notice shall also state the Redemption Price and places of payment.

3.4      NOTES DUE ON REDEMPTION DATES
         -----------------------------

        (1) Upon notice having been given as aforesaid, the Notes so called for redemption shall thereupon become due and payable at the Redemption Price and on the redemption date specified in such notice, in the same manner and with the same effect as if it were the Maturity Date, notwithstanding anything contained therein or herein to the contrary, and from and after such redemption date, if the moneys necessary to redeem such Notes shall have been deposited as hereinafter provided and affidavits or other proof satisfactory to the Trustee as to the mailing of such notices shall have been delivered to it, such Notes shall not be considered as outstanding hereunder and interest upon such Notes shall cease to accrue after such date.

        (2) If any question shall arise as to whether notice of redemption or deposit of the redemption moneys has been given or made as provided above, such question shall be decided by the Trustee whose decision shall be final and binding upon all parties in interest.

3.5      DEPOSIT OF REDEMPTION MONIES
         ----------------------------

        (1) Upon Notes having been called for redemption, the Corporation shall deposit with the Trustee, on or before the redemption date fixed in the relevant notice of redemption, such sums as may be sufficient to pay the Redemption Price of the Notes to be redeemed, together with the estimated charges and expenses to be incurred in connection with such redemption. From the sums so deposited, the Trustee shall pay or cause to be paid to the Holders of the Notes called for redemption, upon surrender of such Notes, the principal and interest to which they are respectively entitled on redemption.

        (2) In the case of Holders of the Notes called for redemption surrendered on or before the redemption date as fixed in the applicable notice, the Trustee shall pay or cause to be paid to such Holders the Redemption Price not later than the redemption date as fixed in the applicable notice.

        (3) In the event the Corporation fails to make available to the Trustee full payment of the Redemption Price not later than the redemption date as fixed in the applicable notice, the Corporation shall have no further right to redeem any of the then outstanding Notes under subsection 3.1(1), unless prior written approval of such a redemption is authorized by the Holders of Notes.

        (4) Any moneys deposited under this section 3.5 and not claimed by and paid to Holders of Notes within six years after the date of such setting aside shall, subject to applicable law, be repaid to the Corporation by the Trustee on demand, and thereupon the Trustee shall be released from all further liability with respect to such moneys and thereafter the Holders of the Notes in respect of which such moneys were so repaid to the Corporation shall have no rights in respect thereof except to obtain payment of such moneys without interest thereon from the Corporation.

3.6      FAILURE TO SURRENDER NOTES CALLED FOR REDEMPTION
         ------------------------------------------------

         If the Holder of any Notes called for redemption shall, within 30 days from the date fixed for redemption, fail to surrender any of such Notes or shall not within such time accept payment of the Redemption Price payable in respect thereof or give such receipt therefor, if any, as the Trustee may require, such Redemption Price shall be set aside in trust for such Holder, in accordance with section 11.8, and such setting aside shall for all purposes be deemed a payment to the Noteholder of the sum so set aside, and to that extent such Notes shall thereafter not be considered as outstanding hereunder and the Noteholder shall have no right except to receive payment out of the moneys so paid and deposited, upon surrender of such Holder's Notes, of the Redemption Price of such Notes without interest thereon.

3.7      SURRENDER OF NOTES FOR CANCELLATION
         -----------------------------------

         If the principal moneys due upon any Note shall become payable by redemption before the Maturity Date, the Person presenting such Note for payment must surrender the same for cancellation, the Corporation nevertheless paying or causing to be paid the interest accrued and unpaid thereon (computed on a per diem basis if the date fixed for payment is not an interest payment date).

3.8      CANCELLATION OF NOTES
         ---------------------

         All Notes redeemed under this Article 3 shall forthwith be delivered to the Trustee and shall be cancelled by it and no Notes shall be issued in substitution therefor.

                                    ARTICLE 4
                                   CONVERSION

4.1      CONVERSION PRIVILEGE
         --------------------

        (1) Subject to any restrictions imposed by the TSE or AMEX and further subject to and upon compliance with the provisions of this Article 4, the Holder of each Note shall have the right, at such Holder's option, at any time before the close of business on the last Business Day immediately preceding the earlier of the date fixed for redemption or the Maturity Date (such time and date being referred to as the "Time of Expiry") to convert such Note or any portion of the principal amount thereof which is $1,000.00 or an integral multiple of $1,000.00, together with, at the option of the Holder, accrued and unpaid interest on such Note, into fully paid and non-assessable Common Shares at the Conversion Price in effect as at the date the notice of conversion is given.

        (2) The Conversion Price applicable to the conversion of any of the Notes shall be equal to the lower of (a) U.S. $2.25 or (b) 95% of the Current Market Price of the Common Shares as at the close of business on the Business Day immediately prior to the date the notice of conversion is given.

        (3) The term "close of business" used in this Article 4, in respect of any Business Day, shall mean the time at which trading in securities on the AMEX ceases.

        (4) A notice of conversion issued subsequent to the issue of a notice of redemption under subsection 3.1(1) applicable to the Notes referred to in such notice of conversion will not be honoured by the Corporation except in the event the Corporation fails to make available the full Redemption Price as required for such redemption under Subsection 3.5(3) and upon occurrence of such event, the Corporation shall honour such a notice of conversion as of the date of such notice of conversion.

4.2      MANNER OF EXERCISE OF RIGHT TO CONVERT
         --------------------------------------

        (1) The Holder of a Note wishing to convert such Note in whole or in part into Common Shares shall surrender such Note prior to the Time of Expiry or, if by facsimile transmission, deliver such facsimile transmission prior to the Time of Expiry and surrender such original Note within three Business Days thereafter, to the Trustee at its principal offices in the City of Vancouver, together with the conversion form on the back of such Note or any other written notice in form and substance satisfactory to the Trustee, in either case duly executed by the Holder or the Holder's executors or administrators or other legal representatives or their attorney duly appointed by an instrument in writing and in form and substance satisfactory to the Trustee, exercising the Holder's right to convert such Note in accordance with the provisions of this
Article 4 and further together with documentation to satisfy the restrictive legend on the Note Certificate. Notice shall also be provided to the Corporation by delivering to it a copy of such documentation. Thereupon such Noteholder or, subject to payment of all applicable stamp taxes, security transfer taxes or other governmental charges and compliance with all reasonable requirements of the Trustee, such Noteholder's nominee or assignee shall be entitled to be entered in the books of the Corporation as at the Date of Conversion (as defined in subsection

4.2(3) below) (or such later date as is specified in subsection 4.2(3)) as the holder of the number of Common Shares into which such Note is convertible in accordance with the provisions hereof and, as soon as practicable thereafter, the Corporation shall deliver to such Noteholder or, subject as aforesaid, his nominee or assignee, a certificate for such Common Shares and, if applicable, a cheque for any amount payable under section 4.5.

        (2) If the Holder wishes to convert by facsimile transmission, the Holder shall deliver by facsimile transmission to the Trustee the duly completed and executed conversion form, together with a copy of the Note, each in such form as required as if surrendered directly to the Trustee and upon delivery of such facsimile transmission such Holder shall forthwith thereafter surrender the Note and the conversion form by delivering such documents to the Trustee and provided such documents are received by the Trustee within three Business Days of the date of the facsimile transmission, the date of the facsimile transmission shall be deemed to be the date on which the Note is surrendered for conversion. The Trustee shall not be required to deliver a certificate for Common Shares against a conversion by facsimile transmission until the original documentation is received by the Trustee.

        (3) For the purposes hereof, a Note shall be deemed to be surrendered for conversion on the date (the "Date of Conversion") on which it is so surrendered in accordance with the provisions hereof and, in the case of a Note so surrendered by mail or other means of delivery, on the date on which it is received by the Trustee at one of its offices specified in subsection 4.2(1), provided that if a Note is surrendered for conversion on a day on which the register of Common Shares is closed, the Person entitled to receive Common Shares shall become the holder of record of such Common Shares as at the date on which such register is next reopened and provided that if a Note is surrendered for conversion on any interest payment date or the day of selection by the Trustee of any Notes for redemption, or in either case during the ten preceding Business Days, such Note shall be deemed to be surrendered for conversion on the Business Day immediately following such interest payment date or date on which Notes are selected for redemption.

        (4) Any part, being $1,000.00 or an integral multiple thereof, of a Note of a denomination in excess of $1,000.00 may be converted as provided herein and all references in this Indenture to conversion of Notes shall be deemed to include conversion of such parts. The Holder of any Note of which part only is converted shall, upon the exercise of such Holder's right of conversion, surrender such Note to the Trustee, and the Trustee shall cancel the same and shall, without charge to the Holder, forthwith certify and deliver to the Holder a new Note or Notes in an aggregate principal amount equal to the unconverted part of the principal amount of the Note so surrendered.

        (5) The Holder of a Note surrendered for conversion in accordance with this section 4.2 shall be entitled to receive accrued and unpaid interest in respect thereof to the Date of Conversion. The Common Shares issued upon conversion shall rank only in respect of dividends declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date as such Holder shall become the holder of record of such Common Shares pursuant to subsection 4.2(2), from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Common Shares.

4.3      ADJUSTMENT OF CONVERSION PRICE
         ------------------------------

         (1) If and whenever at any time after the date hereof and prior to the last Maturity Date of the Series of Notes then outstanding, there is a reclassification of the Common Shares at any time outstanding or change of the Common Shares into other shares or into other securities, or amalgamation, arrangement, merger or other form of business combination of the Corporation with or into any other corporation or other entity (other than an amalgamation, arrangement, merger or other form of business combination which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a sale, lease, exchange or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a "Capital Reorganization"), any Holder of Notes who exercises the right to convert Notes into Common Shares pursuant to Notes then held after the effective date of such Capital Reorganization will be entitled to receive, and will accept for the same aggregate consideration in lieu of the number of Common Shares to which such Holder was previously entitled upon such conversion, the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the holder had been the registered holder of the number of Common Shares to which such holder was previously entitled upon conversion.

        (2) In any case in which this section 4.3 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder of any Note converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event; provided, however, that the Corporation shall deliver to such Holder an appropriate instrument evidencing such Holder's right to receive such additional Common Shares upon the occurrence of such event and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date on which such Holder would, but for the provisions of this subsection 4.3(2), have become the holder of record of such additional Common Shares pursuant to subsection 4.2(3).

4.4      OTHER ADJUSTMENT OF CONVERSION PRICE
         ------------------------------------

         If the Corporation shall take any action affecting the Common Shares which results in a Holder of Notes being unable, for any period of time, to exercise conversion privileges that it would otherwise be permitted to exercise due to requirements necessary to ensure that the Notes will be and will remain exempt from Canadian withholding tax, which in the opinion of the Directors would have a material adverse effect upon the rights of Noteholders, the Conversion Price shall be adjusted in such manner and at such time, or such other adjustment to the conversion privilege shall be made, as the Directors determine to be equitable in the circumstances, subject to the prior written consent of the TSE and the AMEX. Failure of the Directors to take any such action shall be conclusive evidence that the Directors have determined that it is equitable to make no adjustment in the circumstances.

4.5      NO REQUIREMENT TO ISSUE FRACTIONAL SHARES
         -----------------------------------------

         The Corporation shall not be required to issue fractional Common Shares upon the conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of whole Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes to be converted. If any fractional interest in a Common Share would, except for the provisions of this section, be deliverable upon the conversion of any principal amount of Notes, the Corporation may, at its option, in lieu of delivering any certificate of such fractional interest, satisfy such fractional interest by paying to the Holder of such surrendered Notes an amount in lawful money of the United States of America equal (computed to the nearest cent) to such fractional interest multiplied by the Current Market Price of the Common Shares on the Business Day preceding the Date of Conversion provided it is not less than $5.00.

4.6     CORPORATION TO RESERVE SHARES; LIMITATIONS ON CONVERSION
        --------------------------------------------------------

        (1) Subject to subsection 4.6(2), the Corporation covenants that it will at all times reserve and keep available out of its authorized Common Shares (if the number thereof is or becomes limited) solely for the purpose of issue upon conversion of Notes as provided herein, and allot for issue to Noteholders who may exercise their conversion rights hereunder, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Notes. All Common Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.

        (2) The conversion and exercise rights of the Holders set forth herein and in the Warrant Indenture shall be limited, solely to the extent required, from time to time, such that in no instance shall the maximum number of Common Shares which the Holders (singularly, together with any persons who in the determination of such Holders, together with such Holders, constitute a group determined in accordance with Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) may receive, in respect of any conversion of the Notes, or exercise of the Warrants, exceed, at any one time, an amount equal to the remainder of (i) 4.99% of the then issued and outstanding Common Shares following such conversion or exercise minus (ii) the number of Common Shares then owned by the Holders (but exclusive of any Common Shares deemed beneficially owned due to ownership of the Warrants) (the foregoing being herein referred to as the "Limitation on Conversion"); provided, however, that if ten Business Days have elapsed since the occurrence of an Event of Default and the Company shall not have cured such Event of Default, the provisions of this subsection 4.6(2) shall be null and void from and after the date of such Event of Default. The Corporation shall, promptly upon its receipt of a conversion notice tendered by a Holder (or its sole designee), and upon its receipt of a notice of exercise under the terms of the Warrants, notify such Holder by facsimile of the number of Common Shares outstanding on such date and the number of Common Shares which would be issuable to such Holder if the conversion requested in such conversion notice or exercise requested in such exercise notice were effected in full, whereupon, notwithstanding anything to the contrary set forth in this Indenture and/or a Note certificate, such Holder may within one trading day of its receipt of the Corporation notice required by this Section by facsimile revoke such conversion or exercise to the extent (in whole or in part) that it determines that such conversion or exercise would result in such Holder owning Common Shares in excess of the Limitation on Conversion.

        (3) If, at any time, the aggregate Common Shares issuable upon conversion of the Notes and exercise of the Warrants under the Warrant Indenture exceeds the Conversion Limit (as hereafter defined) then in effect, (i) the Corporation shall deliver a notice to such effect to the Holders and the Trustee ("Corporation Notice") and (ii) the Corporation shall, at its option, within 90 days of the Corporation Notice (I) obtain approval of the Corporation's shareholders (or an appropriate waiver from the AMEX and/or the TSE as is necessary) of the issuance of Common Shares in excess of the Conversion Limit in a quantity reasonably acceptable to the Holders and in all events sufficient to honour conversion in full of the Notes and exercise in full of the Warrants or
(II) redeem the Notes in excess of the Conversion Limit in accordance with subsection 3.1(3). Without limiting the generality of the foregoing, if on the Date of Conversion applicable to any conversion of Notes or exercise of Warrants, the Conversion Price (or exercise price, in the case of the Warrants) then in effect is such that the aggregate number of Common Shares that would then be issuable upon conversion of the entire outstanding Notes and Warrants together with any Common Shares previously issued upon conversion or exercise thereof or in payment of interest in accordance herewith in Common Shares, would equal or exceed the Conversion Limit (as defined below) and the Company has not previously obtained Shareholder Approval (as defined below), then the Company shall issue to the converting Holder the Conversion Limit and, with respect to any Common Shares that would be issuable to such Holder in respect of the conversion notice or exercise notice at issue in excess of the Conversion Limit, the Corporation shall have the option to (I) redeem the Notes in accordance with subsection 3.1(3) or (II) as promptly as possible, but in no event later than 90 days after such conversion date, convene a meeting of the shareholders and obtain the Shareholder Approval. If the Corporation fails for any reason to pay the Redemption Price pursuant to this subsection within seven days after the date or fails to deliver good funds to the Trustee for such purpose, the Corporation will pay to the converting Holder interest on such repayment price at a rate of 9% per annum accruing from the Date of Conversion plus any accrued but unpaid interest thereon. If the Corporation shall have elected to obtain Shareholder Approval and such approval is not obtained by the Corporation within 90 days, then the Corporation shall repay the principal amount of the Notes in excess of the Conversion Limit as set forth above and, in such case the interest contemplated by the immediately preceding sentence shall be deemed to accrue from the Conversion Date. "Shareholder Approval" means the approval of the Company's shareholders that is required by and is obtained in accordance with the AMEX Company Guide and the Exchange Act and the rules of the TSE.

        (4) As used herein, "Conversion Limit" shall mean the lesser of (a) twenty percent of the then issued and outstanding Common Shares as of the date of determination required by the AMEX Company Guide (or such other limit then imposed upon the Corporation by the AMEX), or such greater number of Common Shares as the shareholders of the Corporation may have previously approved, and
(b) the limit then imposed upon the Corporation by the TSE.

        (5) Subject to the foregoing limitations, each Holder shall, at its option, have the sole right to determine whether to exercise the right of conversion for the Notes. The Corporation shall honour each notice of conversion in the order received.

4.7      CORPORATION TO QUALIFY SHARES
         -----------------------------

         If at any time any order, ruling, registration, notice or filing pursuant to any securities laws of the United States or any state thereof is required to ensure that any Common Shares issuable upon the conversion of the Notes are issued in compliance with all such laws or to ensure that any such Common Shares, once issued, are not subject to any general restriction as to the resale thereof, the Corporation covenants that it will take all such action as may be necessary to make or obtain such order, ruling, registration or filing, or give such notice as the case may be.

4.8      TAXES AND CHARGES ON CONVERSION
         -------------------------------

         The Corporation will from time to time promptly pay or make provision satisfactory to the Trustee for the payment of all taxes and charges which may be imposed by the laws of Canada or the United States or any province or state thereof, as applicable, (except income tax or security transfer tax, if any) which shall be payable with respect to the issuance or delivery of Common Shares to the Holders of Notes upon the exercise of their right of conversion pursuant to the terms of the Notes and of this Indenture.

4.9      CANCELLATION OF CONVERTED NOTES
         -------------------------------

         All Notes converted in whole or in part shall be forthwith delivered to and cancelled by the Trustee and, subject to subsection 4.2(4), no Notes shall be issued in substitution therefor.

4.10     CERTIFICATE AS TO ADJUSTMENT
         ----------------------------

         The Corporation shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in section 4.3 or 4.4, deliver a Certificate of the Corporation to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, and the Trustee shall be entitled to act and rely upon such Certificate. Such Certificate of the Corporation and the amount of the adjustment specified therein shall, subject to the provisions of subsection 4.3(2), be conclusive and binding on all parties in interest. Until such Certificate of the Corporation is received by the Trustee, the Trustee may act and be protected in acting on the presumption that no adjustment has been made or is required. Except in respect of any subdivision, redivision, reduction, combination or consolidation of the Common Shares, the Corporation shall forthwith give notice to the Noteholders specifying the event requiring such adjustment or readjustment and the amount thereof, including the resulting Conversion Price; provided that if the Corporation has given notice under section 4.11 covering all the relevant facts in respect of such event, no such notice need be given under this section 4.10.

4.11     NOTICE OF SPECIAL MATTERS
         -------------------------

         The Corporation covenants that, so long as any Notes remain outstanding, it will give notice to the Trustee and to the Noteholders of its intention to fix a record date for any event referred to in subsection 4.3(1) and such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to the applicable record date in the case of an event referred to in subsection 4.3(1).

4.12     NOTICE OF EXPIRY OF CONVERSION RIGHT
         ------------------------------------

         The Corporation covenants that, so long as any Notes remain outstanding, it will give notice to the Trustee and the Noteholders in the manner provided in Article 10, not less than 21 days prior to the Time of Expiry, of the expiry of the right of the Holders of the Notes to convert their Notes.

4.13     REVIVAL OF RIGHT TO CONVERT
         ---------------------------

         If the Corporation shall fail to redeem any Note which has been called for redemption pursuant to subsection 3.1(1) any right to convert such Note as provided in this Article 4 shall revive and continue as if such Note had not been called for redemption.

4.14     PROTECTION OF TRUSTEE
         ---------------------

         The Trustee shall not at any time be under any duty or responsibility to any Noteholder to determine whether any facts exist which may require any adjustment in a Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same; and shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or other property which may at any time be issued or delivered upon the conversion of any Note; and the Trustee, except to the extent that there has been a failure by the Trustee or its employees or agents to act honestly and in good faith or where the Trustee or its employees or agents have acted negligently or in wilful disregard of their obligations hereunder or shall not have complied with section 11.3, shall not be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Common Shares or share certificates upon the surrender of any Note for the purpose of conversion, or to comply with any of the covenants contained in this Article 4.

                                   ARTICLE 5
                          COVENANTS OF THE CORPORATION

5.1      GENERAL COVENANTS
         -----------------

         The Corporation covenants with the Trustee for the benefit of the Trustee and the Noteholders as follows:

        (a) the Corporation will duly and punctually pay or cause to be paid to every Noteholder the principal of and interest accrued on such Noteholder's Notes (including, in the case of default, interest on the amount in default) on the dates, at the places, in the money and in the manner mentioned herein and in the Notes;

        (b) except as herein otherwise expressly provided, the Corporation will at all times maintain its corporate existence, will keep proper books of account in accordance with Generally Accepted Accounting Practices, and at all reasonable times it will furnish or cause to be furnished to the Trustee or its duly authorized agent or attorney such information relating to its business as the Trustee may reasonably require and such books of account shall at all reasonable times be open for inspection by the Trustee or such agent or attorney;

        (c) the Corporation will continue, and will cause each of its subsidiaries to continue, to engage in business of the same general type as now conducted by the Corporation and its subsidiaries, and will preserve, renew and keep in full force and effect its respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business;

        (d) the Corporation and each of its Subsidiarie will not, in a single transaction or a series of related transactions, (i) consolidate with or merge with or into any other person, or
                  (ii) permit any other person to consolidate with or merge into it, unless (x) either (A) the Corporation shall be the survivor of such merger or consolidation or (B) the surviving person shall expressly assume by supplemental agreement all of the obligations of the Corporation under the Subscription Agreement, this Indenture and the Warrant Indenture; (y) if the Corporation is not the surviving entity, such surviving entity's common shares shall be listed on either The New York Stock Exchange, AMEX, Nasdaq National Market or TSE and (z) the Corporation has delivered to the Holders an officers' certificate and opinion of counsel, each stating that such consolidation, merger or transfer complies with this Indenture, that the surviving person agrees to be bound thereby and that all conditions precedent in this Indenture relating to such transaction have been satisfied;

        (e) the Corporation will furnish to the Trustee a copy of all financial statements, whether annual or interim, of the Corporation and the report, if any, of the Corporation's auditors thereon and of all annual and other periodic reports of the Corporation furnished to its shareholders at the same time as they are furnished to such shareholders. No obligation shall rest with the Trustee to analyze such statements or evaluate the performance of the Corporation in any manner whatsoever; and

        (2) the Corporation will duly and punctually perform and carry out all of the covenants and acts or things to be done by it as provided in this Indenture.

5.2      NOT TO EXTEND TIME FOR PAYMENT OF INTEREST OR PRINCIPAL
         -------------------------------------------------------

        (1) The Corporation covenants that, in order to prevent any accumulation after maturity of unpaid interest or of unpaid Notes, the Corporation will not directly or indirectly extend or assent to the extension of time for payment of any interest upon any Notes or of any principal payable in respect of any Notes and that it will not directly or indirectly be or become a party to or approve any such arrangement by purchasing or funding any interest on the Notes or any principal thereof or in any other manner and that the Corporation will deliver to the Trustee all Notes when paid as evidence of such payment.

        (2) If the time for the payment of any interest or principal shall be so extended, whether or not such extension is by or with the consent of the Corporation, notwithstanding anything herein or in the Notes contained, such interest or principal shall not be entitled, in case of default hereunder, to the benefit of this Indenture except subject to the prior payment in full of the principal, of all the Notes then outstanding and of all matured interest on such Notes the payment of which has not been so extended.

5.3      TO PROVIDE ANNUAL CERTIFICATE OF COMPLIANCE
         -------------------------------------------

         The Corporation covenants that, on or before September 25, 2003 and on or before September 25 in each subsequent year during which Notes are outstanding and at any other time if requested by the Trustee, the Corporation will furnish to the Trustee a Certificate of the Corporation stating that the Corporation has complied with all covenants, conditions and other requirements contained in this Indenture, noncompliance with which would, with the giving of notice or the lapse of time or both, constitute an Event of Default hereunder or, if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such noncompliance and the action, if any, the Corporation proposes to take with respect thereto.

5.4      CONTINUED LISTING
         -----------------

         The Corporation shall take all reasonable steps and actions and do all such acts and things as may be required to maintain the listing and posting for trading of the Common Shares on the AMEX and to maintain its status as a "Reporting Issuer", or the equivalent thereof, not in default of the requirements of the applicable securities legislation of Ontario and the United States of America.

5.5      TO PAY TRUSTEE'S REMUNERATION
         -----------------------------

        (1) The Corporation covenants that it will pay to the Trustee reasonable remuneration for its services as Trustee and will pay all costs, charges and expenses properly incurred by the Trustee in connection with the trusts hereof, on demand by the Trustee, and also (in addition to any right of indemnity given to the Trustee by law) will at all times keep indemnified the Trustee against all liabilities, losses, damages, actions, proceedings, costs, claims, expenses and demands in respect of any matter or thing done or omitted by the Trustee (other than through negligence of the Trustee) in any way relating to this Indenture. This provision will survive the termination or discharge of this Indenture and the resignation or replacement of the Trustee.

        (2) Any amount due under subsection 5.5(1) and unpaid 30 days after demand for such payment shall bear interest from the expiration of such 30 day period at a rate per annum as determined by the Trustee from time to time. After default all amounts so payable and the interest thereon shall be payable out of any funds coming into possession of the Trustee in priority to any payment of the principal of and interest on the Notes.

5.6      TRUSTEE MAY PERFORM COVENANTS
         -----------------------------

         If the Corporation shall fail to perform any of its covenants contained herein, the Trustee may in its discretion, but (subject to section 6.2) need not, notify the Noteholders of such failure or may itself perform any of such covenants capable of being performed by it and, if any such covenant requires the payment of money, it may make such payment with its own funds, or with money by it for such purpose, but shall be under no obligation to do so; and all sums so paid shall be payable by the Corporation in accordance with the provisions of subsection 5.5(1). No such performance by the Trustee of any covenant contained herein or payment by the Corporation of any sums advanced or borrowed by the Trustee pursuant to the foregoing provisions shall be deemed to relieve the Corporation from any default hereunder or its continuing obligations hereunder.

5.7      REQUEST FOR TRUST INDENTURE
         ---------------------------

         The Corporation shall, within three Business Days of a written request by the Trustee, furnish to the Trustee, or to such other Person as the Trustee may direct, a true copy of this Trust Indenture.

5.8      COVENANT TO NOTIFY TRUSTEE OF CHANGE OF NAME
         --------------------------------------------

         The Corporation shall not change its name or amalgamate with another corporation under a different name without giving at least ten Business Days' prior notice to the Trustee of the new name and the date upon which such change of name or amalgamation is to take effect and, within five Business Days of the change of name or amalgamation, the Corporation shall provide the Trustee with:

         (a) a notarial or certified copy of the articles of amendment or articles of amalgamation effecting the change of name; and

         (b) an opinion from legal counsel satisfactory to the Trustee as to the correct name of the Corporation and confirming that all appropriate registrations, filings or recordings have been made to ensure the continued validity and enforceability of this Indenture and the Notes.

5.9      COVENANT TO PROVIDE INFORMATION
         -------------------------------

         (1)      The Corporation will deliver to each Holder of the Convertible
                  Notes:

         (a) as soon as available and in any event not later than five Business Days following the date of filing with the SEC, a consolidated balance sheet of the Corporation as of the end of such fiscal year and the related consolidated statements of income and cash flows and shareholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the SEC by independent public accountants of nationally recognized standing.

         (b) as soon as available and in any event, not later than five Business Days following the date of filing with the SEC, a consolidated balance sheet of the Corporation as of the end of such quarter and the related consolidated statements of income and cash flows and shareholders' equity for such quarter and for the portion of the Corporation's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Corporation's previous fiscal year, all certified (subject to footnote presentation and normal year-end adjustments) as to fairness of presentation, Generally Accepted Accounting Principles and consistency by an officer of the Corporation (the requirements of clause (a) above and this clause (b) may be satisfied by delivering to each Holder copies of the Corporation's Form 20-F and Form 10Q (or equivalent thereof), as applicable, under a cover letter from an officer of the Corporation addressing the matters required by such clauses);

         (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate from the Corporation signed by an officer stating that no Event of Default has occurred and is continuing, or, if as of the date of such delivery an Event of Default shall have occurred and is continuing, a certificate from the Corporation setting forth the details of such Event of Default and the action which the Corporation is taking or proposes to take with respect thereto;

         (d) within two days after any officer of the Corporation obtains knowledge of an Event of Default, a certificate of an officer of the Corporation setting forth the details thereof and the action which the Corporation is taking or proposes to take with respect thereto;

         (e) promptly upon the mailing thereof to the shareholders of the Corporation generally, copies of all financial statements, reports and proxy statements so mailed and any other document generally distributed to shareholders;

         (f) promptly upon the filing hereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 20-F, 10Q (or equivalent thereof) and 8-K (or their equivalents) which the Corporation has filed with the SEC;

         (g) promptly following the commencement thereof, notice and a description in reasonable detail of any litigation or proceeding to which the Corporation is a party in which the amount involved is $50,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

         (h) promptly following the occurrence thereof, notice and a description in reasonable detail of any material adverse change, or development involving a prospective material adverse change, in the business, operations, property, condition (financial or otherwise) or prospects of the Corporation, taken as a whole; and

         (i) from time to time such additional information regarding the financial position or business of the Corporation such as the Holders may reasonably request.

         (2) To the extent the Corporation is required under subsection 5.9(1) to inform a Holder of a material fact or material change with respect to the Corporation before such material fact or material change has been generally disclosed, such information need not be disclosed to such Holder unless, prior to such disclosure, the Holder agrees in writing to hold such information strictly confidential and not trade in securities of the Corporation until such material fact or material change has been generally disclosed by the Corporation.

                                   ARTICLE 6
                             DEFAULT AND ENFORCEMENT

6.1      EVENTS OF DEFAULT
         -----------------

         Each of the following events is hereinafter sometimes referred to as an "Event of Default":

         (a) if the Corporation makes default in payment of the principal of any Note when the same becomes due under any provision hereof or of such Note;

         (b) if the Corporation makes default in payment of any interest due on any Note and such default shall have continued for a period of two Business Days;

         (c) if the Corporation makes default in observing or performing any other covenant or condition of this Indenture on its part to be observed or performed and if such default continues for a period of 30 Business Days after notice in writing has been given to the Corporation by the Trustee specifying such default and requiring the Corporation to rectify the same, unless the Trustee (having regard to the subject matter of the default) shall have agreed to a longer period and, in such event, for the period agreed to by the Trustee;

         (d) if the Corporation makes default in observing or performing any covenant or condition of the Warrant Indenture on its part to be observed or performed and if such default continues for a period of 30 Business Days after notice in writing has been given to the Corporation by the Warrant Agent (as defined in the Warrant Indenture) specifying such default and requiring the Corporation to rectify the same, unless the Trustee (having regard to the subject matter of the default) shall have agreed to a longer period and, in such event, for the period agreed to by the Trustee;

         (e) if a decree or order of a court having jurisdiction in the premises is entered adjudging the Corporation or a material subsidiary of the Corporation a bankrupt or insolvent under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against, or against any substantial part of, the property of, the Corporation or a material subsidiary of the Corporation, or appointing a receiver, trustee in bankruptcy, liquidator, receiver manager, or any other officer with similar powers, of the Corporation or a material subsidiary of the Corporation, or any substantial part of the Corporation's property or that of a material subsidiary of the Corporation, or ordering the winding-up or liquidation of the Corporations' affairs or the affairs of a material Subsidiary of the Corporation, and any such decree or order continues unstayed and in effect for, a period of 30 Business Days;

         (f) if a resolution is passed for the winding-up or liquidation of the Corporation or a material Subsidiary of the Corporation (except in the course of carrying out or pursuant to a transaction in respect of which the conditions of section 8.1 are duly observed and performed) or if the Corporation or a material Subsidiary of the Corporation institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or consents to the filing of any such petition or to the appointment of a receiver of the Corporation or a material Subsidiary of the Corporation or any substantial part of the Corporation's property or the property of a material Subsidiary of the Corporation, or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes, or if the Corporation or a material Subsidiary of the Corporation shall propose a compromise, arrangement or reorganization under the Companies' Creditors Arrangements Act (Canada) or any similar legislation or any jurisdiction providing for the reorganization or winding-up of corporations or business entities or providing for an agreement, composition, extension or adjustment with its creditors;

         (g) if an encumbrancer takes possession of, or appoints a receiver in respect of, all or substantially all of the property of the Corporation or the property of a material Subsidiary of the Corporation, or if any process or execution is levied or enforced upon or against all or substantially all of the property of the Corporation or the property of a material Subsidiary of the Corporation and remains unsatisfied for such period as would permit any such property to be sold thereunder, unless the Corporation or the Subsidiary, as the case may be, actively and diligently contests in good faith such process, but in either event the Corporation shall, if the Trustee so requires, give security which, in the discretion of the Trustee, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid;

        (h) the Corporation shall fail to file with the SEC a registration statement within 30 days following the Effective Date or a request for acceleration within five days of the date that the Corporation is notified by the SEC that a Registration Statement will not be reviewed, and such failure shall remain uncured for five days after the Corporation receives notice of such failure;

        (i) the Corporation shall fail to use its best efforts to take all actions necessary to cause the Registration Statement to be declared and remain effective by the SEC within 90 days after the Effective Date (such actions including amending or supplementing the prospectus);

        (j) a Registration Statement is filed with and declared effective by the SEC but thereafter ceases to be effective at any time at which there are Notes outstanding hereunder and the Corporation shall fail within 10 Business Days thereafter (i) to file a subsequent Registration Statement with the SEC and
                  (ii) to use its best efforts to cause such Registration Statement to be declared effective by the SEC;

        (k) the Corporation shall fail to maintain a reserve of duly allotted and authorized Common Shares that is at least equal to the number of Common Shares which would be issuable upon conversion in full of the full number of Notes outstanding hereunder and all outstanding Warrants, and such failure shall remain uncured for fifteen days after the first date on which such reserve is no longer maintained;

        (l) the Corporation shall fail to take all steps necessary to cause the Common Shares (including the Common Shares issuable upon conversion of Notes hereunder) to be listed on the AMEX within 90 days after the Effective Date (or, if earlier, on or prior to the date on which the Registration Statement is declared effective by the SEC) or the Corporation shall fail to take all steps necessary to thereafter to maintain such listing on the AMEX, and such failure shall remain uncured for fifteen days after such failure;

        (m) the Corporation shall fail to issue Common Shares to the Holders upon exercise by the Holders of their conversion rights hereunder or shall fail to transfer or to cause the Trustee to transfer any certificate for Common Shares issued to the Holders upon conversion of the Notes as and when required by this Indenture, or shall fail to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate or any Common Shares issued to the Holders of Notes upon conversion of the Notes as and when required by this Indenture;

        (n) the Corporation or any of its subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Corporation under the Bankruptcy Code and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of such involuntary case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Corporation or the Corporation commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Corporation or there is commenced against the Corporation any such proceeding which remains undismissed for a period of 60 days; or the Corporation is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Corporation suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Corporation makes a general assignment for the benefit of creditors; or the Corporation shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Corporation shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Corporation for the purpose of effecting any of the foregoing;

        (o) the trading in the Common Shares shall have been suspended by the SEC or the AMEX (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Corporation and except if, at the time there is any suspension on the AMEX, the Common Shares are then listed and approved for trading on either the New York Stock Exchange; the Nasdaq SmallCap Market, or the Nasdaq National Market within two trading days thereof);

        (p) the Corporation shall have its Common Shares delisted from the AMEX for at least 15 consecutive trading days and is unable to obtain a listing on either the New York Stock Exchange, the Nasdaq SmallCap Market or the Nasdaq National Market within such 15 trading days; or

        (q) if an event of default as defined in any indenture or instrument evidencing, or under which, any indebtedness for borrowed money of the Corporation is outstanding shall happen and be continuing, and such indebtedness shall have been accelerated so that not less than $1,000,000 of the same shall be or have become due and payable prior to the date on which the same would otherwise become due and payable and such acceleration shall not be stayed, rescinded or annulled within 10 days after written notice thereof shall have been given to the Trustee by the Corporation or to the Corporation by the Trustee or if the Corporation shall fail, within 10 days after the maturity or extended maturity of any such indebtedness or acceleration, to pay or refund the same; provided, however, that if such event of default under such indenture or instrument shall be remedied or cured by the Corporation or be waived by the holders of such indebtedness before any judgment or decree for the payment of the money due shall have been obtained or entered, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of the Trustee; or

        (r) the entry of any judgments against the Corporation aggregating more than $1,000,000.

6.2      NOTICE OF EVENTS OF DEFAULT
         ---------------------------

        (1) If an Event of Default shall occur and is continuing the Trustee shall, within 15 days after it becomes aware of the occurrence of such Event of Default, give notice thereof to the Noteholders, provided that, notwithstanding the foregoing, the Trustee shall not be required to give such notice if the Trustee in good faith shall have decided that the withholding of such notice is in the best interests of the Noteholders and shall have so advised the Corporation in writing.

         (2) Where notice of the occurrence of an Event of Default has been given and the Event of Default is thereafter cured, in the event notice was given to Noteholders under subsection 6.2(1), notice that the Event of Default is no longer continuing shall be given by the Trustee to the Noteholders within 15 days after the Trustee becomes aware that the Event of Default has been cured.

6.3      ACCELERATION ON DEFAULT
         -----------------------

         If any Event of Default has occurred and is continuing, the Trustee may in its discretion, and shall upon receipt of a Noteholders' Request, subject to sections 6.4 and subsection 9.11(d), by notice in writing to the Corporation declare the principal of and interest on the Notes then outstanding and any other moneys payable hereunder to be due and payable and the same shall forthwith become immediately due and payable to the Trustee, notwithstanding anything contained therein or herein to the contrary, and the Corporation shall pay forthwith to the Trustee for the benefit of the Noteholders the principal of and accrued and unpaid interest (including interest on amounts in default) on such Notes and all other moneys payable hereunder, together with subsequent interest thereon at the rate borne by the Notes from the date of such declaration until payment is received by the Trustee. Such payment when made shall be deemed to have been made in discharge of the Corporation's obligations hereunder and any moneys so received by the Trustee shall be applied as provided in section 6.7.

6.4      WAIVER OF DEFAULT
         -----------------

         If an Event of Default shall have occurred the Holders of more than 66-2/3% of the principal amount of the Notes then outstanding shall have the power (in addition to the powers exercisable by Extraordinary Resolution as hereinafter provided) by instrument signed by such Holders to instruct the Trustee to waive any Event of Default hereunder and/or to cancel any declaration made by the Trustee pursuant to section 6.3 and the Trustee shall thereupon waive the Event of Default and/or cancel such declaration upon such terms and conditions as such Noteholders shall prescribe; provided that no delay or omission of the Trustee or of the Noteholders to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Noteholders shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default hereunder or the rights resulting therefrom.

6.5      ENFORCEMENT BY THE TRUSTEE
         --------------------------

         If an Event of Default shall have occurred, but subject to section 6.4 and to the provisions of any Extraordinary Resolution that may be passed by the Noteholders as provided:

         (a) subject to section 11.3(2), the Trustee may in its discretion proceed to enforce the rights of the Trustee and of the Noteholders by any action, suit, remedy or proceeding authorized or permitted by this Indenture or by law or equity; and may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders filed in any bankruptcy, insolvency, winding-up or other judicial proceedings relating to the Corporation;

         (b) no such remedy for the enforcement of the rights of the Trustee or the Noteholders shall be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised independently or in combination;

         (c) all rights of action hereunder may be enforced by the Trustee without the possession of any of the Notes or the production thereof on the trial or other proceedings relating thereto; and

         (d) upon receipt of a Noteholders' Request and upon receiving sufficient funds and being indemnified to its satisfaction as provided in subsection 11.3(2), the Trustee shall exercise or take such one or more of such remedies as the Noteholders' Request may direct, provided that if any such Noteholders' Request directs the Trustee to take proceedings out of court the Trustee may in its discretion take judicial proceedings in lieu thereof.

6.6      NOTEHOLDERS MAY NOT SUE
         -----------------------

         (1) No Holder of any Note shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized or permitted by this Indenture or by law or by equity for the purpose of enforcing any rights pursuant to this Indenture, unless:

         (a) such Holder shall previously have given to the Trustee, or vice-versa, written notice of the occurrence of an Event of Default;

         (b) the Noteholders, by Extraordinary Resolution, shall have made a request to the Trustee to take action hereunder or the Noteholders' Request referred to in subsection 6.5(d) shall have been delivered to the Trustee, and the Trustee shall have been offered a reasonable opportunity either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its name for such purpose;

         (c) the Noteholders or any of them shall have furnished to the Trustee, when requested by the Trustee, sufficient funds and an indemnity in accordance with subsection 11.3(2); and

         (d) the Trustee shall have failed to act within a reasonable time thereafter.

         (2) In such event but not otherwise, any Noteholder, acting on such Noteholder's behalf and all other Noteholders, shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken under section 6.5, but in no event shall any Noteholder or combination of Noteholders have any right to take any other remedy or proceedings out of court; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatsoever to enforce any right hereunder or under any Note except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders of outstanding Notes.

6.7      APPLICATION OF MONEYS
         ---------------------

         (1) Except as otherwise provided herein, any moneys arising from any enforcement hereof, whether by the Trustee or any Holder of a Note, shall be held by the Trustee and applied by it, together with any moneys then or thereafter in the hands of the Trustee available for the purpose, as follows:

         (a) first, in payment or reimbursement to the Trustee of the remuneration, expenses, disbursements and advances of the Trustee earned, incurred or made in the administration or execution of the trusts hereunder or otherwise in relation to this Indenture with interest thereon as herein provided (from which the Trustee shall reimburse the Noteholders for any funds furnished pursuant to subsection 6.6(c));

         (b) second (but subject to section 5.2), in or towards payment of the principal of all of the Notes then outstanding and thereafter in or towards payment of the accrued and unpaid interest and interest on overdue interest on such Notes (or if the Noteholders, by instrument signed by the Holders of more than 50% of the principal amount of the Notes then outstanding or by Extraordinary Resolution passed at a meeting of Noteholders, shall have directed payments to be made in accordance with any other order of priority, or without priority as between principal and interest, then such moneys shall be applied in accordance with such direction); and

         (c) third, the surplus (if any) of such moneys shall be paid to the Corporation or as it may direct;

provided, however, that no payments shall be made in respect of the principal or interest on any Note held by or for the benefit of the Corporation or any of its Subsidiaries (other than any Note pledged for value and in good faith to a Person other than the Corporation or any of its Subsidiaries, but only to the extent of such Person's interest therein) except subject to the prior payment in full of the principal of and interest on all Notes (including interest on overdue interest) which are not so held.

         (2) For the purpose of disregarding any Notes owned legally or beneficially by the Corporation or any of its Subsidiaries as required by subsection 6.7(1), the Corporation shall provide to the Trustee, from time to time and forthwith upon the Trustee's written request, a certificate of the Corporation setting forth as at the date of such certificate:

         (a) the names (other than the name of the Corporation) of the registered holders of Notes which, to the knowledge of the Corporation, are owned by or held for the account of the Corporation or any of its Subsidiaries; and

         (b) a list of the Notes owned legally and beneficially by the Corporation or any of its Subsidiaries;

and the Trustee shall be entitled to rely on such certificate for all purposes.

6.8      DISTRIBUTION OF MONEYS
         ----------------------

         Payments to Holders of Notes pursuant to subsection 6.7(1)(b) shall be made as follows:

         (a) at least 21 days' notice of every such payment shall be given in the manner provided in Article 10 specifying the date and time when and the place or places where such payments are to be made and the amount of the payment and the application thereof as between principal and interest;

         (b) payment of any Note shall be made upon presentation thereof at any one of the places specified in such notice and any such Note thereby paid in full shall be surrendered, otherwise a notation of such payment shall be endorsed thereon; but the Trustee may in its discretion dispense with presentation and surrender or endorsement in any special case upon receipt by it of such indemnity as it shall consider sufficient;

         (c) from and after the date of payment specified in the notice, interest shall accrue only on the amount owing on each Note after giving credit for the amount of the payment specified in such notice unless the Note in respect of which such amount is owing is duly presented on or after the date so specified and payment of such amount is not made through the fault of the Corporation; and

         (d) the Trustee shall not be required to make any partial or interim payment to Noteholders unless the moneys in its hands, after reserving therefrom such amount as the Trustee may think necessary to provide for the payments mentioned in subsection 6.7(1)(a), exceed five percent of the aggregate principal amount of the outstanding Notes, but it may retain the moneys so received by it and deal with the same as provided in section 11.8 until the money or investments representing the same, with the income derived therefrom, together with any other moneys for the time being under its control, shall be sufficient for such purpose or until it shall consider it advisable to apply the same in the manner hereinbefore set forth.

6.9      PERSONS DEALING WITH TRUSTEE
         ----------------------------

         No Person dealing with the Trustee or any of its agents shall be required to enquire whether an Event of Default has occurred, or whether the powers which the Trustee is purporting to exercise have become exercisable, or whether any moneys remain due under this Indenture or on the Notes, or to see to the application of any moneys paid to the Trustee; and in the absence of fraud on the part of such Person, such dealing shall be deemed to be within the powers hereby conferred and to be valid and effective accordingly.

6.10     TRUSTEE APPOINTED ATTORNEY
         --------------------------

         The Corporation irrevocably appoints the Trustee to be the attorney of the Corporation in the name and on behalf of the Corporation to execute any instruments and do any things which the Corporation ought to execute and do, and has not executed or done, under the covenants and provisions contained in this Indenture and generally to use the name of the Corporation in the exercise of all or any of the powers hereby conferred on the Trustee with full powers of substitution and revocation.

6.11     REMEDIES CUMULATIVE
         -------------------

         No remedy herein conferred upon or reserved to the Trustee or the Holders of Notes is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing by law or by statute.

6.12     IMMUNITY OF SHAREHOLDERS, DIRECTORS AND OTHERS
         ----------------------------------------------

         The Noteholders and the Trustee waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer of the Corporation, of any Significant Subsidiary, or of any Successor Corporation for the payment of the principal of or interest on any of the Notes or on any covenant, agreement, representations or warranty by the Corporation contained herein or in the Notes.

6.13     JUDGMENT AGAINST THE CORPORATION
         --------------------------------

         In the case of any judicial or other proceedings to obtain judgment for the principal of or interest on the Notes, judgment may be rendered against the Corporation in favour of the Noteholders or in favour of the Trustee, as Trustee for the Noteholders, for any amount which may remain due in respect of the Notes.

                                   ARTICLE 7
                           SATISFACTION AND DISCHARGE

7.1      CANCELLATION
         ------------

         All matured Notes shall forthwith after payment thereof be delivered to the Trustee and cancelled by it. The Trustee shall furnish to the Corporation, if requested in writing, a cancellation certificate setting out the designating numbers and denominations of the Notes so cancelled.

7.2      NON-PRESENTATION OF NOTES
         -------------------------

         If the Holder of any Note shall fail to present the same for payment on the date on which the principal thereof and/or the interest thereon or represented thereby becomes payable either at maturity or on redemption or shall not accept payment on account thereof and give such receipt therefor (if any) as the Trustee may require:

         (a) the Corporation shall be entitled to pay to the Trustee and direct it to set aside;

         (b) in respect of moneys in the hands of the Trustee which may or should be applied to the payment of the Notes, the Corporation shall be entitled to direct the Trustee to set aside; or

         (c) if the redemption was pursuant to notice given by the Trustee, the Trustee may itself set aside;

the principal moneys and/or the interest, as the case may be, in trust to be paid to the Holder of such Note upon due presentation and surrender thereof in accordance with the provisions of this Indenture; and thereupon the principal moneys and/or the interest payable on or represented by each Note in respect whereof such moneys have been set aside shall be deemed to have been paid and thereafter such Notes shall not be considered as outstanding hereunder and the Holders thereof shall thereafter have no right in respect thereof except that of receiving payment of the moneys so set aside by the Trustee (without interest thereon) upon due presentation and surrender thereof, subject always to the provisions of section 7.3. Any moneys so set aside may, and, if remaining unclaimed for 60 days shall, be invested by the Trustee in accordance with section 11.8.

7.3      REPAYMENT OF UNCLAIMED MONEYS
         -----------------------------

         Any moneys set aside under section 7.2 and not claimed by and paid to Holders of Notes within six years after the date of such setting aside shall, subject to applicable law, be repaid to the Corporation by the Trustee on demand, and thereupon the Trustee shall be released from all further liability with respect to such moneys and thereafter the Holders of the Notes in respect of which such moneys were so repaid to the Corporation shall have no rights in respect thereof except to obtain payment of such moneys without interest thereon from the Corporation.

7.4      DISCHARGE
         ---------

         Upon proof being given to the reasonable satisfaction of the Trustee that all the Notes and interest (including interest on amounts in default) thereon have been paid or satisfied or that, all the outstanding Notes having matured or having been duly called for redemption or the Trustee having been given irrevocable instructions by the Corporation to give within 90 days' notice of redemption of all the outstanding Notes, such payment for redemption has been duly provided for by payment to the Trustee or otherwise, and upon payment of all costs, charges and expenses properly incurred by the Trustee in relation to this Indenture and all interest thereon and the remuneration of the Trustee, or upon provision satisfactory to the Trustee being made therefor, the Trustee shall, at the request and at the expense of the Corporation, execute and deliver to the Corporation such deeds or other instruments as shall be necessary to evidence the satisfaction and discharge of this Indenture and to release the Corporation from its covenants contained herein except those relating to the indemnification of the Trustee.

                                   ARTICLE 8
                             SUCCESSOR CORPORATIONS

8.1      CERTAIN REQUIREMENTS IN RESPECT OF MERGER, ETC.
         -----------------------------------------------

         The Corporation shall not enter into any transaction, whether by way of amalgamation (except a vertical short-form amalgamation with one or more of its wholly-owned Subsidiaries pursuant to the Canada Business Corporations Act), merger, reconstruction, reorganization, consolidation, transfer, sale, lease or otherwise, whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of any such amalgamation, of the continuing corporation resulting therefrom, but may do so if:

         (a) such other Person or continuing corporation is a corporation (the "Successor Corporation") incorporated:

                  (i)      under the laws of Canada or any province thereof; or

                  (ii) in the United States, Australia, New Zealand or any country in the European Union as of the date hereof, provided that in the opinion of the Trustee, acting reasonably, the Noteholders are not economically disadvantaged in any material respect (including as a result of the imposition of withholding tax on any payments to be made hereunder) as a result of the transaction (including without limitation as a result of the fact that the continuing corporation is incorporated in a jurisdiction outside Canada).
                           For the purposes of rendering its opinion under this clause 8.1(a)(ii), the Trustee shall be entitled to hire such experts or advisors as it deems necessary and to rely upon the advice of such experts and advisors in supporting its opinion. The Trustee shall be protected in acting in good faith in reliance on such advice;

         (b) the Successor Corporation shall execute, prior to or contemporaneously with the completion of such transaction, such indenture supplemental hereto and other instruments (if any) as in the opinion of Counsel are necessary or advisable to evidence the assumption by the Successor Corporation of the liability for the due and punctual payment of all the Notes and the interest thereon and all other moneys payable hereunder and the covenant of such Successor Corporation to pay the same and its agreement to observe and perform all the covenants and obligations of the Corporation under this Indenture;

         (c) such transaction will, to the satisfaction of the Trustee, acting reasonably, be upon such terms as substantially to preserve and not impair in any material respect the rights and powers of the Trustee or of the Noteholders hereunder; and

         (d) no condition or event shall exist in respect of the Corporation or the Successor Corporation, either at the time of such transaction or immediately thereafter after giving full effect thereto, which constitutes or would, after the giving of notice or the lapse of time or both, constitute an Event of Default hereunder.

8.2      VESTING OF POWERS IN SUCCESSOR
         ------------------------------

         Whenever the conditions of section 8.1 have been duly observed and performed, the Trustee shall execute and deliver the supplemental indenture provided for in Article 12 and thereupon the Successor Corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Indenture in the name of the Corporation or otherwise, and any act or proceeding by any provision of this Indenture required to be done or performed by any Directors or officers of the Corporation may be done and performed with like force and effect by the like directors or officers of such Successor Corporation.

                                   ARTICLE 9
                             MEETINGS OF NOTEHOLDERS

9.1      RIGHT TO CONVENE MEETINGS
         -------------------------

         The Trustee may at any time and from time to time and shall, on receipt of a written request of the Corporation or a Noteholders' Request and receiving sufficient funds and upon being indemnified to its reasonable satisfaction by the Corporation or by the Noteholders signing such Noteholders' Request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Noteholders. If the Trustee fails within 30 days after receipt of such written request or Noteholders' Request and such funding and indemnity to give notice convening a meeting, the Corporation or such Noteholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Vancouver or at such other place as may be approved or determined by the Trustee.

9.2      NOTICE OF MEETINGS
         ------------------

         Subject to section 9.12, not more than 60 and not less than 21 days' notice of any meeting shall be given to the Noteholders and a copy thereof shall be sent by mail to the Trustee unless the meeting has been called by it and to the Corporation unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed at the meeting or any of the provisions of this
Article 9.

9.3      CHAIRMAN
         --------

         An individual, who need not be a Noteholder, nominated in writing by the Trustee shall be chairman of the meeting and if no individual is so nominated or if the individual so nominated is unable or unwilling to act or if the individual so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Noteholders present in person or by proxy shall choose an individual present to be chairman.

9.4      QUORUM
         ------

         At any meeting of the Noteholders other than a meeting convened for the purpose of considering a resolution proposed to be passed as an Extraordinary Resolution, as to which the provisions of section 9.12 shall be applicable, a quorum shall consist of Noteholders present in person or by proxy and representing at least 15% in principal amount of the outstanding Notes. If a quorum of the Noteholders shall not be present within 30 minutes from the time fixed for holding any such meeting, the meeting, if convened by the Noteholders or pursuant to a Noteholder's Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business
Day) at the same time and place. At the adjourned meeting the Noteholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 15% of the principal amount of the outstanding Notes.

9.5      POWER TO ADJOURN
         ----------------

         The chairman of any meeting at which a quorum of the Noteholders is present may, with the consent of the Holders of a majority in principal amount of the Notes represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.
9.6      SHOW OF HANDS
         -------------

         Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions shall be given in the manner provided in section 9.7. At such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

9.7      POLL
         ----

         On every Extraordinary Resolution, and on any other question submitted to a meeting, when demanded by the chairman or by one or more Noteholders and/or proxies for Noteholders holding at least 5% of the principal amount of the Notes represented thereat, a poll shall be taken in such manner as the chairman shall direct. Questions other than Extraordinary Resolutions shall, if a poll is taken, be decided by the votes of the holders of a majority in principal amount of the Notes represented at the meeting and voted on the poll.

9.8      VOTING
         ------

         On a show of hands every Person who is present and entitled to vote, whether as a Noteholder or as proxy, shall have one vote. On a poll each Noteholder present in person or represented by a duly appointed proxy shall be entitled to one vote in respect of each $1,000.00 principal amount of Notes of which he shall then be the Holder. A proxy need not be a Noteholder. In the case of joint registered Holders of a Note, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them are present in person or by proxy, they shall vote together in respect of the Notes of which they are joint registered Holders.

9.9      REGULATIONS
         -----------

         (1) The Trustee or the Corporation, with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it shall from time to time think fit providing for:

         (a) voting by proxy and the form of the instrument appointing a proxy (which shall be in writing) and the manner in which the same shall be executed and for the production of the authority of any Person signing on behalf of a Noteholder;

         (b) the deposit of instruments appointing proxies at such place as the Trustee, the Corporation or the Noteholders convening a particular meeting, as the case may be, may in the notice convening the meeting direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same shall be deposited; and

         (c) the deposit of instruments appointing proxies at some approved place or places other than the place at which a particular meeting is to be held and enabling particulars of instruments appointing proxies to be mailed or telecopied before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

         (2) Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only Persons who shall be recognized at any meeting of the Holders of any Notes, or as entitled to vote or be present at the meeting in respect thereof, shall be Noteholders and persons whom Noteholders have duly appointed as their proxies.

9.10     CORPORATION AND TRUSTEE MAY BE REPRESENTED
         ------------------------------------------

         The Corporation and the Trustee, by their respective officers, employees and directors, and the legal advisers of the Corporation and the Trustee may attend any meeting of the Noteholders, but shall have no vote as such unless such person is also a Noteholder.

9.11     POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION
         ----------------------------------------------

         In addition to the powers conferred upon them by any other provisions of this Indenture or by law, a meeting of the Noteholders shall have the following powers exercisable from time to time by Extraordinary Resolution:

         (a) power to approve any change whatsoever in any of the provisions of this Indenture or the Notes and any modification, abrogation, alteration, compromise or arrangement of the rights of the Noteholders and/or the Trustee against the Corporation or against its undertaking, property and assets or any part thereof, whether such rights arise under this Indenture or the Notes or otherwise, provided that in the event such modification, alteration or alternative arrangement may impinge upon or change the duties of the Trustee, such power may only be exercised with the consent of the Trustee;

         (b) power to approve any scheme for the reconstruction or reorganization of the Corporation or for the consolidation, amalgamation or merger of the Corporation with any other corporation or for the selling or leasing of the undertaking, property and assets of the Corporation or any part thereof, provided that no such approval shall be necessary in respect of any such transaction if the provisions of Article 8 shall have been complied with;

         (c) power to direct or authorize the Trustee to exercise any power, right, remedy or authority given to it by this Indenture or the Notes in any manner specified in such Extraordinary Resolution or to refrain from exercising any such power, right, remedy or authority;

         (d) power to waive and direct the Trustee to waive any default or Event of Default hereunder and/or cancel any declaration made by the Trustee pursuant to section 6.3 either unconditionally or upon any conditions specified in such Extraordinary Resolution;

         (e) power to restrain any Noteholder from taking or instituting any suit, action or proceeding for the purpose of enforcing payment of the principal or interest of any Note, or for the execution of any trust or power hereunder;

         (f) power to direct any Noteholder who, as such, has brought any action, suit or proceeding to stay or discontinue or otherwise deal with the same in the manner directed by such Extraordinary Resolution upon payment, if the taking of such action, suit or proceeding shall have been permitted by section 6.6, of the costs, charges and expenses reasonably and properly incurred by such Noteholder in connection therewith;

         (g)      power to appoint a committee to consult with the Trustee
                  (and to remove any committee so appointed) and to delegate to such committee (subject to such limitations, if any, as may be prescribed in such Extraordinary Resolution) all or any of the powers which the Noteholders may exercise by Extraordinary Resolution under this section 9.11; the Extraordinary Resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee; such committee shall consist of such number of individuals (who need not be Noteholders) as shall be prescribed in the Extraordinary Resolution appointing it; subject to the Extraordinary Resolution appointing it, every such committee may elect its chairman and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number, the manner in which it may act and its procedure generally and such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by resolution signed in one or more counterparts by a majority of the members thereof or the number of members thereof necessary to constitute a quorum, whichever is the greater; all acts of any such committee within the authority delegated to it shall be binding upon all Noteholders;

         (h) power to agree to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation;

         (i) power to authorize the distribution in specie of any shares, bonds, debentures or other securities or obligations and/or cash or other consideration received by the Trustee on behalf of Noteholders or the use or disposition of the whole or any part of such shares, bonds, debentures or other securities or obligations and/or cash or other consideration in such manner and for such purpose as may be considered advisable and specified in such Extraordinary Resolution;

         (j) power to approve the exchange of the Notes for or the conversion thereof into shares, bonds, debentures or other securities or obligations of the Corporation or of any corporation formed or to be formed;

         (k) power to remove the Trustee from office and to appoint a new Trustee or Trustees; and

         (l) power to amend, alter or repeal any Extraordinary Resolution previously passed or approved by the Noteholders or by any committee appointed pursuant to subsection 9.11(g).

9.12     MEANING OF "EXTRAORDINARY RESOLUTION"
         -------------------------------------

         (1) The expression "Extraordinary Resolution" when used in this Indenture means, subject as hereinafter provided in this Article 9, a resolution proposed to be passed as an Extraordinary Resolution at a meeting of Noteholders duly convened for the purpose and held in accordance with the provisions of this
Article 9 at which the Holders of more than 25% of the principal amount of the Notes then outstanding are present in person or by proxy and passed by the favourable votes of the holders of not less than 66-2/3% of the principal amount of Notes represented at the meeting and voted on a poll upon such resolution.

         (2) If at any such meeting the holders of more than 25% of the principal amount of the Notes then outstanding are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by the Noteholders or pursuant to a Noteholder's Request, shall be dissolved; but in any other case it shall be adjourned to such date, being not less than 21 nor more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten days' notice shall be given of the time and place of such adjourned meeting in the manner provided in
Article 10. Such notice shall state that at the adjourned meeting the Noteholders present in person or by proxy shall form a quorum, but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Noteholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed in accordance with subsection 9.12(1) shall be an Extraordinary Resolution within the meaning of this Indenture, notwithstanding that the holders of more than 25% of the principal amount of the Notes then outstanding are not present in person or by proxy at such adjourned meeting.

         (3) Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

9.13     POWERS CUMULATIVE
         -----------------

         It is hereby declared and agreed that any one or more of the powers and/or any combination of the powers in this Indenture stated to be exercisable by the Noteholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Noteholders to exercise the same or any other such power or powers or combination of powers thereafter from time to time.

9.14     MINUTES
         -------

         Minutes of all resolutions and proceedings at every meeting of Noteholders shall be made and duly entered in books to be provided for that purpose by the Trustee at the expense of the Corporation, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Noteholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed or proceedings had thereat, to have been duly passed and had.

9.15     SIGNED INSTRUMENTS
         ------------------

         Any action which may be taken and any power which may be exercised by the Noteholders at a meeting held as hereinbefore in this Article 9 provided may also be taken and exercised by the Holders of not less than 66-2/3% of the principal amount of the outstanding Notes by a signed instrument and the expression "Extraordinary Resolution" when used in this Indenture shall include an instrument so signed. Notice of any Extraordinary Resolution passed in accordance with this section 9.15 shall be given by the Trustee to the Holders of Notes within 30 days of the date on which such Extraordinary Resolution was passed.

9.16     BINDING EFFECT OF RESOLUTIONS
         -----------------------------

         Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 9 at a meeting of Noteholders shall be binding upon all the Noteholders, whether present at or absent from such meeting, and every instrument signed by Noteholders in accordance with section 9.15 shall be binding upon all the Noteholders, whether signatories thereto or not, and each and every Noteholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect to every such resolution, Extraordinary Resolution and instrument.

9.17     EVIDENCE OF RIGHTS OF NOTEHOLDERS
         ---------------------------------

         (1) Any request, direction, notice, consent or other instrument which this Indenture may require or permit to be signed or executed by the Noteholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Noteholders in person or by attorney duly appointed in writing. Proof of the execution of any such request, direction, notice, consent or other instrument or of a writing appointing any such attorney shall be sufficient for any purpose of this Indenture if made in the following manner, namely, the fact and date of the execution by any Person of such request, direction, notice, consent or other instrument or writing may be proved by the certificate of any notary public, or other officer authorized to take acknowledgments of deeds to be recorded at the place where such certificate is made, that the Person signing such request, direction, notice, consent or other instrument or writing acknowledged to him the execution thereof, or by an affidavit of a witness of such execution or in any other manner which the Trustee may consider adequate.

         (2) The Trustee may, nevertheless, in its discretion require further proof in cases where it considers further proof necessary or desirable or may accept such other proof as it shall consider proper.

                                   ARTICLE 10
                                     NOTICES

10.1     NOTICE TO THE CORPORATION
         -------------------------

         Any notice to the Corporation under the provisions of this Indenture shall be valid and effective if delivered personally by courier or by facsimile transmission to, or, subject to section 10.4, if given by first class mail, postage prepaid, addressed to, the Corporation at 700 West Pender Street, Suite 902, Vancouver, British Columbia, V6C 1G8, Facsimile 604-688-3128, Attention:
Chief Executive Officer, with a copy to McCarthy Tetrault LLP, Suite 4700, Toronto Dominion Bank Tower, Toronto-Dominion Centre, Toronto, Ontario, M5K 1E6, Facsimile No. 416-868-0673, Attention: David E. Woollcombe, and shall be deemed to have been given on the date of delivery or on the third Business Day after such letter has been mailed, as the case may be. The Corporation may from time to time notify the Trustee of a change in address which thereafter, until changed by further notice, shall be the address of the Corporation for all purposes of this Indenture.

10.2     NOTICE TO NOTEHOLDERS
         ---------------------

         Except as otherwise expressly provided herein, all notices to be given hereunder with respect to the Notes shall be valid and effective if such notice is delivered personally, by courier or, subject to section 10.4, sent by first class mail, postage prepaid, addressed to such Holders at their post office addresses appearing in any of the registers hereinbefore mentioned and in each case with copies delivered to Global Capital Advisors, LLC, 227 King Street, Frederiksted, USVI, 00840, Facsimile: (340) 719-3974. Any notice so delivered or sent by mail shall be deemed to have been given on the day upon which it is delivered or mailed, as the case may be. Any accidental error, omission or failure in giving or in delivering or mailing any such notice or the non-receipt of any such notice by any Noteholder or Holders shall not invalidate or otherwise prejudicially affect any action or proceeding founded thereon.

10.3     NOTICE TO THE TRUSTEE
         ---------------------

         Any notice to the Trustee under the provisions of this Indenture shall be valid and effective if delivered personally, by courier or by facsimile transmission to, or, subject to section 10.4, if given by first class mail, postage prepaid, addressed to, the Trustee at CIBC Mellon Trust Company, Suite 1600, 1066 West Hastings Street Vancouver, British Columbia V6E 3X1, Fax No.
(604) 688-4301, Attention: Manager, Corporate Trust, and shall be deemed to have been given on the date of delivery or on the third Business Day after such letter has been mailed, as the case may be. The Trustee may from time to time notify the Corporation of a change in address which thereafter, until changed by further notice, shall be the address of the Trustee for all purposes of this Indenture.

10.4     MAIL SERVICE INTERRUPTION
         -------------------------

         If by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Trustee or to the Corporation would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally, by courier or facsimile transmission in accordance with sections 10.1 or 10.3, as the case may be.

                                   ARTICLE 11
                             CONCERNING THE TRUSTEE

11.1     TRUST INDENTURE LEGISLATION
         ---------------------------

         (1) In this Article 11, the term "Indenture Legislation" means the provisions, if any, of the Canada Business Corporations Act, and any other statute of Canada or a province thereof, and of the regulations under any such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing debt obligations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture or the Corporation.

         (2) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Indenture Legislation, such mandatory requirement shall prevail.

         (3) At all times in relation to this Indenture and any action to be taken hereunder, the Corporation and the Trustee each shall observe and comply with Indenture Legislation and the Corporation, the Trustee and each Noteholder shall be entitled to the benefits of Indenture Legislation.

11.2     NO CONFLICT OF INTEREST
         -----------------------

         The Trustee represents to the Corporation that at the date of the execution and delivery of this Indenture the Trustee is not aware of any material conflict of interest in the role of the Trustee as a fiduciary hereunder. If at any time a material conflict of interest exists in the Trustee's role as a fiduciary hereunder the Trustee shall, within 90 days after ascertaining that such a material conflict of interest exists, either eliminate the same or else resign from the trusts hereunder in accordance with section
11.10. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Notes shall not be affected in any manner whatsoever by reason thereof.

11.3     RIGHTS AND DUTIES OF TRUSTEE
         ----------------------------

         (1) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

         (2) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Noteholders hereunder shall be conditional upon the Noteholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

         (3) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Noteholders at whose instance it is acting to deposit with the Trustee the Notes held by them, for which Notes the Trustee shall issue receipts.

         (4) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to act and rely upon any evidence submitted to it is subject to the provisions of Indenture Legislation, this section 11.3 and section 11.4.

11.4     EVIDENCE EXPERTS AND ADVISERS
         -----------------------------

         (1) In addition to the reports, certificates, opinions, statutory declarations and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provisions hereof, and in such form, as may be prescribed by Indenture Legislation or as the Trustee may reasonably require by written notice to the Corporation.

         (2) The Trustee shall be protected in acting and relying upon any written notice, request, waiver, consent, certificate, receipt, statutory declaration, opinion, report or other paper or document furnished to it, not only as to its due execution and the validity and the effectiveness of its provisions, but also as to the truth, acceptability and accuracy of any information therein contained which it in good faith believes to be genuine and what it purports to be.

         (3) The Trustee may employ or retain such counsel, which may be counsel to the Corporation, auditors, accountants, appraisers or other experts or advisors whose qualifications give authority to any opinion or report made by them, as it may reasonably require for the purpose of determining and discharging its duties hereunder and shall not be responsible for any misconduct on the part of any of them. The Trustee may pay reasonable remuneration to any such counsel, auditors, accountants, appraisers or other experts or advisors and the Corporation shall reimburse the Trustee for such costs in accordance with section 5.5.

11.5     TRUSTEE MAY DEAL IN NOTES
         -------------------------

         Subject to section 11.3, the Trustee may buy, sell, lend upon and deal in the Notes or other securities of the Corporation, either with the Corporation or otherwise, and generally contract and enter into financial transactions with the Corporation or otherwise, without being liable to account for any profits made thereby.

11.6     TRUSTEE NOT REQUIRED TO GIVE SECURITY
         -------------------------------------

         The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of this Indenture. The Trustee and any person related to the Trustee will not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

11.7     PROTECTION OF TRUSTEE
         ---------------------

         By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

         (a) the Trustee and its directors, officers and employees will at all times be indemnified and saved harmless by the Corporation from and against all claims, demands, losses, actions, causes of action, costs, charges, expenses, damages and liabilities whatsoever arising in connection with this Indenture, including, without limitation, those arising out of or related to actions taken or omitted to be taken by the Trustee contemplated hereby, legal fees and disbursements on a solicitor and client basis and costs and expenses incurred in connection with the enforcement of this indemnity, which the Trustee may suffer or incur, whether at law or in equity, in any way caused by or arising, directly or indirectly, in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to the execution of its duties as Trustee and including any deed, matter or thing in relation to the registration, perfection, release or discharge of security. The foregoing provisions of this subsection do not apply to the extent that in any circumstances there has been a failure by the Trustee or its employees to act honestly and in good faith or where the Trustee or its employees have acted negligently or in wilful disregard of their obligations hereunder or shall not have complied with subsection 11.3(1). This indemnity shall survive the termination of this agreement or the resignation or termination of the Trustee;

         (b) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Notes (except the representation contained in section

                  11.2 and in the certificate of the Trustee on the Notes) or required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

         (c) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

         (d) the Trustee shall not be bound to give notice to any Person of the execution hereof;

         (e) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of the agents of the Corporation;

         (f) notwithstanding any other provisions of this Indenture, the Trustee shall have no obligation to transfer any Notes unless provided with such documents as it deems satisfactory, acting reasonably;

         (g) the Trustee shall incur no liability with regard to the delivery or non-delivery of any certificate, whether delivered by hand, mail or other means; and

          (h) the Trustee shall disburse moneys according to this Indenture only to the extent that moneys have been deposited with it. The Trustee shall incur no liability for moneys deposited otherwise than with the Trustee.

11.8     INVESTMENT OF TRUST MONEYS
         --------------------------

         (1) The Trustee may retain any cash balance held in connection with this Indenture and may, but need not, hold the same in its deposit department or the deposit department of one of its Affiliates; but the Trustee and its Affiliates shall not be liable to account for any profit to the Corporation or any other person or entity other than at a rate, if any, established from time to time by the Trustee or its Affiliates.

         (2) Upon receipt of a direction from the Corporation, the Trustee shall invest any moneys held by it in Authorized Investments in its name in accordance with such direction. Any direction from the Corporation to the Trustee shall be in writing and shall be provided to the Trustee no later than 9:00 a.m. E.S.T. on the day on which the investment is to be made. Any such direction received by the Trustee after 9:00 a.m. E.S.T. or received on a non-business day, shall be deemed to have been given prior to 9:00 a.m. E.S.T. next business day. For the purpose hereof, "Authorized Investments" means short term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada or a Province or a Canadian chartered bank (which may include an Affiliate or related party of the Trustee provided that such obligation is rated at least R1 (middle) by DBRS Inc. or an equivalent rating service. In the event that the Trustee does not receive a direction or only a partial direction, the Trustee may hold cash balances constituting part or all of the escrow fund and may, but need not, invest same in its deposit department or the deposit department of one of its Affiliates; but the Trustee and its

Affiliates shall not be liable to account for any profit to any parties to this Indenture or to any person or entity other than at a rate, if any, established from time to time by the Trustee or one of its Affiliates.

         (3) For the purposes of this Section 11.8, "Affiliate" means affiliated companies within the meaning of the Business Corporations Act (Ontario) ("OBCA"); and includes Canadian Imperial Bank of Commerce, CIBC Mellon Global Securities Company and Mellon Bank, N.A. and each of their affiliates within the meaning of the OBCA.

11.9     ACTION BY TRUSTEE TO PROTECT INTERESTS
         --------------------------------------

         The Trustee shall have the power to institute and maintain all and any such actions, suits or proceedings and to take any other action as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the holders of the Notes.

11.10    REPLACEMENT OF TRUSTEE
         ----------------------

         (1) The Trustee may resign from the trusts hereunder and thereupon be discharged from all further duties and liabilities hereunder by giving to the Corporation 60 days' notice in writing or such shorter notice as the Corporation may accept as sufficient. The Noteholders by Extraordinary Resolution shall have power at any time to remove the Trustee and to appoint a new trustee hereunder. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee hereunder unless a new trustee has already been appointed by the Noteholders; failing such appointment by the Corporation, the retiring trustee hereunder (at the expense of the Corporation) or any Noteholder may apply to a Judge of the Ontario Court of Justice (General Division), on such notice as such Judge may direct, at the Corporation's expense, for the appointment of a new trustee hereunder; but any trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Noteholders. Any new trustee hereunder appointed under any provision of this section 11.10 shall be a corporation authorized and qualified to carry on the business of a trust company in the Provinces of Ontario and British Columbia and every other jurisdiction where such authorization or qualification is necessary to enable it the act as a trustee hereunder, shall certify that it will not have any material conflict of interest upon becoming trustee hereunder, and shall accept the trust herein declared and provided for. On any new appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

         (2) Any corporation into which the Trustee may be merged or with which it may be consolidated or amalgamated, or any corporation resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party, shall be the successor Trustee under this Indenture without the necessity of the execution of any instrument or any further act.

11.11    ACCEPTANCE OF TRUSTS
         --------------------

         The Trustee accepts the trusts and the appointment as trustee and transfer agent and registrar of the Notes in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and in trust for the various Persons who shall from time to time be Noteholders, subject to the terms and conditions herein set forth.

                                   ARTICLE 12
                             SUPPLEMENTAL INDENTURES

12.1     SUPPLEMENTAL INDENTURES
         -----------------------

         From time to time the Trustee and, when authorized by a resolution of the Directors, the Corporation may and they shall, when required by this Indenture, execute, acknowledge and deliver, by their proper officers, deeds or indentures supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

         (a) adding to the provisions hereof such additional covenants of the Corporation, enforcement provisions and other provisions for the protection of the Holders of the Notes and/or providing for events of default in addition to those herein specified;

         (b) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Notes which do not affect the substance thereof and which, in the opinion of the Trustee, may be expedient to make, provided that the Trustee shall be of the opinion, relying on the opinion of Counsel, that such provisions and modifications will not be materially prejudicial to the interests of the Noteholders;

         (c) evidencing the succession, or successive successions, of other corporations to the Corporation and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture;

         (d) giving effect to any Extraordinary Resolution passed as provided in Article 9;

         (e) making any additions to, deletions from or alterations of the provisions of this Indenture (including any of the terms and conditions of the Notes) which, in the opinion of the Trustee, relying on the opinion of Counsel, are not materially prejudicial to the interests of the Noteholders and which are necessary or advisable in order to incorporate, reflect or comply with Indenture Legislation;

         (f) adding to or altering the provisions hereof in respect of the transfer of Notes, including provision for the exchange of Notes of different denominations, and making any modification in the form of the Notes which does not affect the substance thereof and which, in the opinion of the Trustee, relying on the opinion of Counsel, is not materially prejudicial to the interests of the Noteholders;

         (g) correcting or rectifying any ambiguities, defective provisions, errors or omissions herein, provided that, in the opinion of the Trustee, relying on the opinion of Counsel, the rights of the Trustee and the Noteholders are in no way materially prejudiced thereby; and

         (h) any other purpose not inconsistent with the terms of this Indenture provided that, in the opinion of the Trustee, relying on the opinion of Counsel, the rights of the Trustee and the Noteholders are in no way materially prejudiced thereby.

                                   ARTICLE 13
                             STOCK EXCHANGE APPROVAL

13.1     STOCK EXCHANGE APPROVAL
         -----------------------

         No amendment to the terms of this Indenture by supplement or otherwise shall be made without the prior written consent of the TSE and the AMEX.

                                   ARTICLE 14
                  JURISDICTION, SERVICES AND JUDGMENT CURRENCY

14.1     CONSENT TO JURISDICTION AND SERVICE OF PROCESS
         ----------------------------------------------

         The Corporation agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Indenture or the Notes may be instituted in any state or federal court in New York City and waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. The Corporation hereby irrevocably designates and appoints Prentice Hall Corporate Service ("PH") as the Corporation's authorized agents to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon PH (or any successor) at its office at 15 Columbus Circle, New York, New York 10023 (or such other address in the Borough of Manhattan, New York City, as the Corporation may designate by written notice to the Trustee) and written notice of such service to the Corporation marked or delivered to PH at its address set forth herein shall be deemed in every respect effective service of process upon the Corporation in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Corporation. Nothing in this Section 14.1 shall affect the right of any party hereto to serve process in any manner permitted by law or limit the right of any party hereto to bring proceedings against the Corporation in the courts of any jurisdiction or jurisdictions. The Corporation further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of PH in full force and effect so long as this Indenture or any of the Notes shall be outstanding. To the extent that the Corporation has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, the Corporation hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Notes, to the extent permitted by law. The Corporation covenants to forthwith make all appropriate arrangements to appoint PH for the purposes of the foregoing. If the Corporation and PH are unable to agree on terms for the appointment of PH in such capacity within 30 days, the Corporation shall forthwith make arrangements for the appointment of another agent reasonably acceptable to the Holders for such purposes.

14.2     CONVERSION OF CURRENCY
         ----------------------

         (1) The Corporation shall indemnify the Holders against, and the Holders shall have an additional legal claim for, any loss or damage which, consequent upon any judgment being obtained or enforced in respect of the non-payment by the Corporation of any amount due under or pursuant to this Indenture arises from any variation in rates of exchange between United States dollars and the currency in which judgment is obtained or enforced between the date such amount became due (or the date of the said judgment being obtained as the case may be) and the date of actual payment of such amount. The indemnity contained in this Section 14.2 shall apply irrespective of any indulgence granted to the Corporation from time to time and shall continue in full force and effect notwithstanding any payment by or on behalf of the Corporation and any amount due from the Corporation under this Section 14.2 will be due as a separate payment and shall not be affected by any judgment being obtained for any other sums due under or in respect of this Indenture.

         (2) The term "rate(s) of exchange" shall mean the rate, quoted at noon for transactions in excess of $1,000,000, at which the Holder is able or would have been able on the relevant date to purchase at Morgan Guaranty Trust Company of New York at its main branch in New York City, United States dollars with the judgment currency other than United States dollars referred to in subsection (1) above and includes any premiums and costs of exchange payable.

                                   ARTICLE 15
                                    EXECUTION

15.1     COUNTERPARTS AND FORMAL DATE
         ----------------------------

         This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of the 25th day of September, 2002.

         IN WITNESS WHEREOF the parties hereto have executed this Indenture under their respective corporate seals and the hands of their proper officers duly authorized in that behalf.


                        CRYSTALLEX INTERNATIONAL CORPORATION



                        --------------------------------------------------------
                        Name:          Daniel R. Ross
                        Title:         Executive Vice President


                        CIBC MELLON TRUST COMPANY



                        --------------------------------------------------------
                        Name:
                        Title:


                        --------------------------------------------------------
                        Name:
                        Title:

                                   SCHEDULE A

               (Form of 4.0% Convertible Note, Issuable in Series)

                                                                         U.S. $o

No. _____


                      CRYSTALLEX INTERNATIONAL CORPORATION
                     (Incorporated under the laws of Canada)



                              4.0% CONVERTIBLE NOTE
                             DUE SEPTEMBER 25, 2005


         CRYSTALLEX INTERNATIONAL CORPORATION (the "Corporation") for value received hereby acknowledges itself indebted and promises to pay the registered holder, on September 25, 2005, or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Trust Indenture (as defined below), on presentation and surrender of this Note, at the principal office of CIBC Mellon Trust Company in Vancouver (or such other paying agent as may be designated by the Corporation), at the holder's option, the sum of o Dollars (U.S.$o ) in lawful money of the United States of America, and to pay interest on the principal amount hereof at the rate of 4.0% per annum (or 6% in the circumstances set forth in the Indenture) from September 25, 2002, or from the last Interest Payment Date (as defined below) on which interest has been paid or made available for payment on the outstanding Notes, whichever is later, at any of the said places, at the holder's option, in like money quarterly in arrears on March 31, June 30, September 30 and December 31 in each year (the "Interest Payment Dates"), provided that if any Interest Payment Date would otherwise fall on a day which is not a Business Day (as such term is defined in the Trust Indenture), it shall be postponed to the next following Business Day; and should the Corporation at any time make default in the payment of any principal or interest, if any, to pay interest on the amount in default at a rate of 6% per annum, in like money, at any of the said places at the holder's option, and quarterly on the same dates. Subject to the foregoing, as interest on this Note becomes due (except in case of payment at maturity or on redemption, at which time payment of interest will be made upon surrender of this Note) the Corporation shall either (i) forward or cause to be forwarded by first class mail, postage prepaid or other prepaid method of delivery as is acceptable under the Trust Indenture, to the registered address of the registered holder of this Note for the time being, or in the case of joint holders, to the registered address of the one whose name appears first in the registers referred to below, at least three days prior to each date on which interest becomes due, a cheque for such interest, payable to the order of such holder or holders and negotiable at par at any of the places at which interest upon this Note is payable or (ii) if so directed by a holder in accordance with the Trust Indenture, by wire or electronic funds transfer to or to the direction of the holder. The forwarding of such cheque or wire or electronic funds transfer, as the case may be, shall satisfy and discharge the liability for interest on this Note to the extent of the sum represented thereby (plus the amount of any tax deducted or withheld as aforesaid) unless, in the case of a payment by cheque, such cheque is not paid on presentation at any of the places of payment above mentioned and such non-payment is at the fault of the Corporation.

         This Note is one of an authorized issue of Notes designated 4.0% Convertible Notes due September 25, 2005 (herein called the "Notes") issued under a trust indenture (the "Trust Indenture") dated as of September 25, 2002, and made between the Corporation and CIBC Mellon Trust Company (the "Trustee"), as trustee. REFERENCE IS HEREBY EXPRESSLY MADE TO THE TRUST INDENTURE FOR A STATEMENT AND DESCRIPTION OF THE TERMS AND CONDITIONS UPON WHICH THE NOTES ISSUED THEREUNDER MAY BE ISSUED AND HELD, AND THE RIGHTS AND REMEDIES OF THE HOLDERS OF THE NOTES AND OF THE CORPORATION AND OF THE TRUSTEE IN RESPECT THEREOF, ALL TO THE SAME EFFECT AS IF THE PROVISIONS OF THE TRUST INDENTURE WERE HEREIN SET FORTH, TO ALL OF WHICH THE HOLDER HEREOF BY ACCEPTANCE HEREOF ASSENTS.

         The Notes comprise and are limited to U.S. $10,800,000 aggregate principal amount in lawful money of the United States of America and are issuable as fully registered Notes in the denominations of $1,000 and integral multiples thereof. Upon compliance with the Trust Indenture, this Note may be exchanged for an equal aggregate principal amount of Notes in any other authorized denomination or denominations. The Notes are direct obligations of the Corporation and are not secured by mortgage or other charge.

         Subject to any limitations imposed by The Toronto Stock Exchange (the "TSE") or the American Stock Exchange, Inc. (the "AMEX") and the restrictions in the Note Indenture, this Note is convertible, at the option of the holder hereof, upon surrender of this Note, with the conversion form attached hereto duly completed or accompanied by any other written notice satisfactory to the Trustee, in either case duly executed by such holder, at the offices of the Trustee in Vancouver (or if by facsimile transmission, to the Trustee with original documents to the Trustee within three business days thereafter) prior to the close of business on the business day immediately preceding the date fixed for redemption of this Note or September 25, 2005, whichever is earlier, provided notice is also sent to the Corporation by delivering to it a copy of such documents, into fully paid and non-assessable common shares ("Common Shares") of the Corporation as presently constituted at the Conversion Price (as defined in the Trust Indenture), all subject to the terms and conditions and in the manner set forth in the Trust Indenture. The Trust Indenture makes provision for the adjustment of the Conversion Price in the events therein specified.

         The Corporation will not issue fractional Common Shares upon the conversion of a Note but, in lieu thereof, will make an equivalent cash payment for such fractional amount, provided it is not less than $5.00.

         This Note may be redeemed at the option of the Corporation and at the option of the Holder under certain circumstances on the terms and conditions and at the redemption prices as set out in the Trust Indenture.

         This Note, if for a principal amount in excess of $1,000, is subject to redemption in part (being $1,000 or an integral multiple thereof), all as more fully provided in the Trust Indenture.

         The Trust Indenture contains provisions for the holding of meetings of the holders of Notes and rendering resolutions passed at such meetings and instruments in writing signed by the holders of a specified percentage of the principal amount of the Notes outstanding binding upon all holders of Notes.

              THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THESE SECURITIES MAY NOT BE CONVERTED [BY OR ON BEHALF OF A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE
              ACT)] [INCLUDE ONLY FOR REGULATION S NOTEHOLDERS.] UNLESS SUCH CONVERSION IS REGISTERED UNDER THE ACT OR IS MADE PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

         This Note may only be transferred upon prior written consent of the Corporation and upon compliance with the conditions prescribed in the Trust Indenture, on the register to be kept at the principal stock transfer offices of the Trustee in the City of Vancouver, or at any other place at which a register is kept, by the registered holder hereof or the registered holder's executors or administrators or other legal representatives or such person's attorney duly appointed by an instrument in writing in form satisfactory to the Trustee, and upon due completion of the transfer form on the reverse side hereof and compliance with such reasonable requirements as the Trustee or other registrar may prescribe, and such transfer shall be duly noted hereon by the Trustee or other registrar.

         The Trust Indenture is and this Note shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

         This Note shall not become obligatory for any purpose until this Note shall have been certified by or on behalf of the Trustee for the time being under the Trust Indenture.

         IN WITNESS WHEREOF this Note has been duly executed.

         DATED as of September 25, 2002.

                                  CRYSTALLEX INTERNATIONAL CORPORATION



                                  ----------------------------------------------
                                  Name:
                                  Title:

                              TRUSTEE'S CERTIFICATE

         This Note is one of the 4.0% Convertible Notes due September 25, 2005 referred to in the Trust Indenture within mentioned.

                                  CIBC MELLON TRUST COMPANY, TRUSTEE


                                  By:
                                     -------------------------------------------
                                        Certifying Signatory






                          (Form of Registration Panel)

(NO WRITING HEREON EXCEPT BY THE TRUSTEE OR OTHER REGISTRAR)

================================================================================
 Date of Registration    In Whose Name      Place of Registration and Signature
                          Registered           of Trustee or other registrar
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 CONVERSION FORM

TO:      CRYSTALLEX INTERNATIONAL CORPORATION

AND TO:  CIBC MELLON TRUST COMPANY, TRUSTEE

         The undersigned registered holder of the within 4.0% Note due September 25, 2005 hereby irrevocably elects to convert said Note (or

$ principal amount thereof*) into Common Shares of Crystallex International Corporation in accordance with the terms of the Trust Indenture referred to in said Note and directs that the Common Shares issuable and deliverable upon the conversion be issued and delivered to, and registered in the name of, the person or persons indicated below.

Name(s) in Full                 Address(es)                 Number(s) of Common
                                                            Shares

-----------------------------   -------------------------   --------------------

-----------------------------   -------------------------   --------------------


DATED this ____ day of ____________

                                  )
                                        ----------------------------------------
Witness                           )     Signature of Registered Holder
                                  )
                                  )
-----------------------------           ----------------------------------------
                                  )     Name of Registered Holder

-----------------------------


[] Check to convert accrued and unpaid interest as well. If not checked, interest will not be converted.

*If less than the full principal amount of the within Note is to be converted, indicate in the space provided above the principal amount (which must be $1,000 or an integral multiple thereof) to be converted.

NOTE: If Common Shares are to be issued in the name of a person other than the registered holder, the signature must be guaranteed.

                                    TRANSFER

FOR VALUE RECEIVED, the undersigned hereby assign(s) and transfer(s) unto
______________________________________________________________________________
the within Note (or $ principal amount thereof), together with the principal thereof and all accrued interest thereon, hereby irrevocably constituting and appointing ____________________________ attorney to transfer the Note on the books of the Corporation referred to within with full power of substitution in the premises.

DATED this _____ day of __________


--------------------------------------        ----------------------------------
Witness                                       Signature of Transferor
Signature of Transferor
must be guaranteed
                                              ----------------------------------
                                              Name of Transferor




NOTE: The signature must be guaranteed. The transfer must be consented to in writing by Crystallex.